UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21284

AllianzGI Convertible & Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Item 1. Report to Shareholders

AllianzGI Convertible & Income 2024 Target Term Fund

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

2 – 3	Letter from the President

4 – 6	Fund Insights

7 – 10	Performance & Statistics

11 – 39	Schedules of Investments

41	Statements of Assets and Liabilities

42	Statements of Operations

43 – 45	Statements of Changes in Net Assets

46	Statements of Cash Flows

47 – 51	Financial Highlights

52 – 71	Notes to Financial Statements

72 –73	Report of Independent Registered Public Accounting Firm

74	Tax Information

75 – 76	Annual Shareholder Meeting Results/Changes to Fund Officers and the Board of Trustees/Proxy Voting Policies & Procedures

77 – 79	Privacy Policy

80 – 81	Dividend Reinvestment Plan

82 – 85	Board of Trustees

86	Fund Officers

Letter from the President

Thomas J. Fuccillo

President & Chief Executive Officer

Dear Shareholder:

The US economic expansion continued during the twelve-month fiscal reporting period ended February 28, 2019. In contrast, economic growth overseas weakened. Over this period, global equities generated mixed results. Meanwhile, the overall US bond market posted a modest gain during the period.

For the 12-month reporting period ended February 28, 2019

∎	AllianzGI Convertible & Income 2024 Target Term Fund returned 4.96% on net asset value (“NAV”) and 3.72% on market price.

∎	AllianzGI Convertible & Income Fund returned -2.42% on NAV and 2.00% on market price.

∎	AllianzGI Convertible & Income Fund II returned -2.69% on NAV and 1.14% on market price.

During the twelve-month period ended February 28, 2019, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, returned 4.68% and the ICE BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, returned 4.26%. Convertible securities, which share characteristics of both stocks and bonds, generated even stronger results. The ICE BofA Merrill Lynch All Convertibles All Qualities Index, an unmanaged index generally representative of the convertible securities market, returned 8.33%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, which is the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.2% annualized pace during the first quarter of 2018. Second quarter 2018 GDP then accelerated to an annual pace of 4.2%, the best reading since the third quarter of 2014. GDP grew at an annual pace of 3.4% during the third quarter of 2018. Finally, the Commerce Department’s initial reading for fourth quarter 2018 GDP growth — released after the reporting period ended — was 2.6%.

After raising interest rates three times in 2017, the US Federal Reserve (the “Fed”) again raised rates at its meetings in March, June, September and December of 2018. The last hike pushed the federal funds rate to a range between 2.25% and 2.50%. The Fed also continued to reduce the size of its balance sheet. At its January 2019 meeting, the Fed indicated that it expected to temper its monetary policy tightening in 2019, although this may change based on incoming economic data.

2	Annual Report	| February 28, 2019

Outlook

Last year was generally a challenging one for investors overall, with poor returns and renewed volatility giving global investors few places to hide, particularly as the year came to a close. The markets seem wary of the growing signs of economic fatigue around the world. Late-cycle fault lines have become more visible: in our view, corporate profit growth may have peaked, fiscal stimulus is waning and central banks are providing less liquidity.

Receive this report electronically and eliminate paper mailings.

To enroll, visit

us.allianzgi.com/edelivery.

We think economic growth around the world is getting patchier and the US is slowing down amid growing fears of a recession. Although the US economy has the potential to deteriorate in 2019, as signaled by a flatter yield curve and weaker housing market, a recession seems unlikely this year. Even if a recession were to happen, we think active investors will still be able to find opportunities by focusing on the fundamentals — including using proprietary research.

Given recent market conditions and concerns about a recession, it is understandable that investors may be nervous that this long but lackluster economic cycle is coming to an end. However, we do not believe it’s finished just yet. So, despite market corrections and volatility, we believe investors should aim to benefit from the long-term power of compounding. In addition, we believe investors should look beyond the immediate news flow and political bluster and instead focus on balance-sheet strengths and other qualities that underpin the sustainability of investments.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com/closedendfunds, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo
President & Chief Executive Officer

February 28, 2019 |	Annual Report	3

Fund Insights

AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund /AllianzGI Convertible & Income Fund II

February 28, 2019 (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund

For the period of March 1, 2018 through February 28, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended February 28, 2019, the AllianzGI Convertible & Income 2024 Target Term Fund (the “Fund”) returned 4.96% on net asset value (“NAV”) and 3.72% on market price.

Market Environment

The convertible bond, high-yield bond, and senior secured loan markets produced positive returns over the twelve-month period.

Increased volatility in the fourth quarter of 2018 momentarily disrupted the upward trajectory of risk assets over the twelve month period. After a weak finish to the year the convertible bond, high-yield bond, and senior secured loan markets rebounded sharply in 2019. Factors aiding the recovery included United States and China trade progress, a dovish pivot by the US Federal Reserve (“Fed”) and better-than-feared fourth-quarter financial results.

Against this backdrop, corporate fundamentals continued to improve, with most US companies reporting better-than-expected financial results. In 2018, quarterly earnings growth on a year-over-year basis for the S&P 500 Index averaged more than 20%, according to FactSet Research. Additionally, high-yield credit fundamentals strengthened, continuing a multi-year trend.

The strength of the US economy was supportive of the markets and contrasted overseas slowing. US reports revealed solid growth throughout the annual period with fourth-quarter GDP growth increasing 2.6% and topping expectations. Unemployment stayed low, industrial production increased and consumer spending was healthy. Not all data were positive; however, auto, housing and semiconductor reports confirmed further easing in these industries.

With the US economy growing above trend, the Fed continued to reduce its balance sheet and, as expected, raised the federal funds rate for a fourth time in 2018 and a ninth time this cycle to a range of 2.25% to 2.50%. The Fed’s posture shifted in the new year, signaling a patient approach toward monetary policy adjustments and indicating balance sheet flexibility.

Portfolio Specifics

The Fund benefited from exposure to convertibles, high-yield bonds and senior secured loans. In addition to providing a positive total return, the Fund also provided a high level of income over the reporting period.

In the convertible bond sleeve, sectors that contributed positively to relative performance were financials, healthcare, and consumer discretionary. On the other hand technology, transportation, and energy sectors pressured relative performance.

In the high-yield bond sleeve, industry exposure that helped relative performance included energy, automotive, and healthcare. Conversely, the financial services, telecommunications, and chemicals industries hindered relative performance.

4	Annual Report	| February 28, 2019

In the senior secured loan sleeve, the top contributing industries included consumer goods, technology & electronics, and retail. The top detracting industries were limited to food & drug retailers and building materials.

Outlook

We believe the US economy and corporate earnings are projected to deliver continued growth in 2019. While some cyclical areas have exhibited weakness, we believe that the overall credit and fundamental profiles of risk assets remain healthy and we believe are not signaling an economic downturn.

We expect US economic activity to slow from above-trend growth to a moderate pace in 2019. Despite some headwinds, we believe that residual impacts of the tax cut, ongoing deregulation efforts and the potential for an infrastructure spending bill support a continuation of economic growth.

The Fed has communicated balance sheet flexibility and a patient approach toward future monetary policy adjustments.

After bottoming in the second quarter of 2016, corporate profits have accelerated through the third quarter of 2018. In 2019, the profit trajectory is still higher, in our view, growth could be less robust given high year-over-year comparisons, US dollar strength and trade uncertainty/tariffs.

AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

For the period of March 1, 2018 through February 28, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended February 28, 2019, the AllianzGI Convertible & Income Fund returned -2.42% on net asset value (“NAV”) and 2.00% on market price.

For the twelve-month period ended February 28, 2019, the AllianzGI Convertible & Income Fund II returned -2.69% on NAV and 1.14% on market price.

Market Environment

The convertible and high-yield bond markets produced positive returns over the twelve-month period ended February 28, 2019.

Increased volatility in the fourth quarter of 2018 momentarily disrupted the upward trajectory of risk assets over the twelve month period. After a weak finish to the year the convertible bond and high-yield bond markets rebounded sharply in 2019. Factors aiding the recovery included United States and China trade progress, a dovish pivot by the Fed and better-than-feared fourth-quarter financial results.

Against this backdrop, corporate fundamentals continued to improve, with most US companies reporting better-than-expected financial results. In 2018, quarterly earnings growth on a year-over-year basis for the S&P 500 Index averaged more than 20%, according to FactSet Research. Additionally, high-yield credit fundamentals strengthened, continuing a multi-year trend.

The strength of the US economy was supportive of the markets and contrasted overseas slowing. US reports revealed solid growth throughout the annual period with fourth-quarter GDP growth increasing 2.6% and topping expectations. Unemployment stayed low, industrial production increased and consumer spending was healthy. Not all data were positive; however, auto, housing and semiconductor reports confirmed further easing in these industries.

With the US economy growing above trend, the Fed continued to reduce its balance sheet and, as expected, raised the federal funds rate for a fourth time in 2018 and a ninth time this cycle to a range of 2.25% to 2.50%. The Fed’s posture shifted in the new year, signaling a patient approach toward monetary policy adjustments and indicating balance sheet flexibility.

Portfolio Specifics

The AllianzGI Convertible & Income Fund and the AllianzGI Convertible & Income Fund II achieved their primary goal of providing income over the reporting period.

February 28, 2019	| Annual Report	5

In the convertible sleeve, sectors that contributed positively to relative performance were media and financials. On the other hand, consumer discretionary, technology, and healthcare sectors pressured relative performance.

In the high yield sleeve, industries that aided relative performance were automotive, banking, and metals/mining ex-steel. In contrast, financial services, telecommunications, and media services hampered relative performance.

Outlook

We believe the US economy and corporate earnings are projected to deliver continued growth in 2019. While some cyclical areas have exhibited weakness, we believe that the overall credit and fundamental profiles of risk assets remain healthy and we believe are not signaling an economic downturn.

We expect US economic activity to slow from above-trend growth to a moderate pace in 2019. Despite some headwinds, we believe that residual impacts of the tax cut, ongoing deregulation efforts and the potential for an infrastructure spending bill support a continuation of economic growth.

The Fed has communicated balance sheet flexibility and a patient approach toward future monetary policy adjustments.

After bottoming in the second quarter of 2016, corporate profits have accelerated through the third quarter of 2018. In 2019, the profit trajectory is still higher, in our view, growth could be less robust given high year-over-year comparisons, US dollar strength and trade uncertainty/tariffs.

6	Annual Report	| February 28, 2019

Performance & Statistics

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	3.72%	4.96%
Commencement of Operations (6/30/17) to 2/28/19	-0.63%	4.71%

Market Price/NAV Performance:

Commencement of Operations (6/30/17) to 2/28/19

Market Price/NAV:
Market Price	$9.00
NAV(2)	$9.71
Discount to NAV	-7.31%
Market Price Yield(3)	6.13%
Leverage(4)	28.22%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 10.

February 28, 2019	| Annual Report	7

Performance & Statistics

AllianzGI Convertible & Income Fund

February 28, 2019 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	2.00%	-2.42%
5 Year	2.46%	1.84%
10 Year	18.28%	15.42%
Commencement of Operations (3/31/03) to 2/28/19	7.35%	7.10%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 2/28/19

Market Price/NAV:
Market Price	$6.24
NAV(2)	$5.61
Premium to NAV	11.23%
Market Price Yield(3)	8.09%
Leverage(5)	41.20%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 10.

8	Annual Report	| February 28, 2019

Performance & Statistics

AllianzGI Convertible & Income Fund II

February 28, 2019 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	1.14%	-2.69%
5 Year	0.73%	1.90%
10 Year	17.91%	15.63%
Commencement of Operations (7/31/03) to 2/28/19	6.16%	6.13%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 2/28/19

Market Price/NAV:
Market Price	$5.44
NAV(2)	$5.03
Premium to NAV	8.15%
Market Price Yield(3)	8.25%
Leverage(5)	41.68%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 10.

February 28, 2019	| Annual Report	9

Performance and Statistics

AllianzGI Convertible & Income Funds

February 28, 2019 (unaudited)

Notes to Performance & Statistics:

* Credit ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Funds’ financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared March 1, 2019) monthly dividend per common share (comprised of net investment income) by the market price per common share at February 28, 2019.

(4) Represents amounts drawn under the liquidity facility (“Leverage”) outstanding, as a percentage of total managed assets as of February 28, 2019. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

(5) Represents Preferred Shares and amounts drawn under the liquidity facility (“Leverage”) outstanding, as a percentage of total managed assets as of February 28, 2019. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10	Annual Report	| February 28, 2019

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019

Principal Amount (000s)		Value
Convertible Bonds & Notes – 52.6%
	Biotechnology – 3.5%
$2,000	Acorda Therapeutics, Inc., 1.75%, 6/15/21 (g)	$1,773,752
800	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	752,049
3,000	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (a)(c)	2,585,493
1,040	PTC Therapeutics, Inc., 3.00%, 8/15/22	1,061,459
		6,172,753
	Building Materials – 1.5%
3,000	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(c)(g)	2,707,500
	Commercial Services – 2.1%
1,500	Cardtronics, Inc., 1.00%, 12/1/20 (i)	1,444,604
2,500	Macquarie Infrastructure Corp., 2.00%, 10/1/23	2,212,500
		3,657,104
	Computers – 1.1%
2,300	Western Digital Corp., 1.50%, 2/1/24 (a)(c)(i)	2,032,949
	Distribution/Wholesale – 1.1%
2,000	Titan Machinery, Inc., 3.75%, 5/1/19	1,982,468
	Diversified Financial Services – 2.7%
2,000	Encore Capital Europe Finance Ltd., 4.50%, 9/1/23	1,987,486
3,000	PRA Group, Inc., 3.00%, 8/1/20	2,880,012
		4,867,498
	Electrical Equipment – 1.5%
3,215	SunPower Corp., 4.00%, 1/15/23 (i)	2,590,727
	Electronics – 1.1%
2,000	OSI Systems, Inc., 1.25%, 9/1/22	2,030,000
	Energy-Alternate Sources – 3.6%
1,000	Green Plains, Inc., 4.125%, 9/1/22 (g)	933,125
3,000	Pattern Energy Group, Inc., 4.00%, 7/15/20	2,992,725
2,500	Tesla Energy Operations, Inc., 1.625%, 11/1/19 (i)	2,380,020
		6,305,870
	Engineering & Construction – 1.6%
1,000	Dycom Industries, Inc., 0.75%, 9/15/21 (i)	927,611
2,000	Tutor Perini Corp., 2.875%, 6/15/21	1,941,122
		2,868,733
	Equity Real Estate Investment Trusts (REITs) – 3.2%
1,500	PennyMac Corp., 5.375%, 5/1/20	1,490,186
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22	2,767,685
1,500	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	1,425,321
		5,683,192
	Insurance – 1.3%
2,350	HCI Group, Inc., 4.25%, 3/1/37 (a)	2,326,824
	Internet – 4.4%
850	Boingo Wireless, Inc., 1.00%, 10/1/23 (a)(c)	749,236
3,000	FireEye, Inc., 1.625%, 6/1/35, Ser. B	2,788,806
1,500	Twitter, Inc., 1.00%, 9/15/21 (i)	1,396,026
3,000	Zillow Group, Inc., 1.50%, 7/1/23 (i)	2,855,412
		7,789,480

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Investment Companies – 4.6%
$2,300	Goldman Sachs BDC, Inc., 4.50%, 4/1/22 (g)	$2,269,210
	Prospect Capital Corp.,
2,875	4.95%, 7/15/22	2,837,700
1,465	6.375%, 3/1/25	1,441,194
1,500	TPG Specialty Lending, Inc., 4.50%, 8/1/22	1,519,945
		8,068,049
	Media – 1.4%
3,000	DISH Network Corp., 2.375%, 3/15/24 (i)	2,497,383
	Oil, Gas & Consumable Fuels – 5.1%
1,500	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (i)	1,212,193
2,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	1,975,880
3,425	Nabors Industries, Inc., 0.75%, 1/15/24	2,411,382
2,000	Oasis Petroleum, Inc., 2.625%, 9/15/23 (i)	1,869,962
1,650	PDC Energy, Inc., 1.125%, 9/15/21 (g)	1,553,237
		9,022,654
	Pharmaceuticals – 1.4%
2,000	Dermira, Inc., 3.00%, 5/15/22	1,568,750
1,000	Jazz Investments I Ltd., 1.50%, 8/15/24 (i)	968,310
		2,537,060
	Retail – 0.6%
1,000	RH, zero coupon, 6/15/23 (a)(c)(i)	1,015,716
	Semiconductors – 3.3%
1,000	Cypress Semiconductor Corp., 2.00%, 2/1/23	1,031,482
2,000	Inphi Corp., 0.75%, 9/1/21 (i)	2,091,250
1,750	Synaptics, Inc., 0.50%, 6/15/22	1,612,275
1,300	Veeco Instruments, Inc., 2.70%, 1/15/23 (g)(i)	1,107,829
		5,842,836
	Software – 3.3%
3,500	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(c)	3,097,794
1,500	DocuSign, Inc., 0.50%, 9/15/23 (a)(c)(i)	1,605,000
1,000	Envestnet, Inc., 1.75%, 6/1/23 (a)(c)(i)	1,111,129
		5,813,923
	Telecommunications – 1.1%
750	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(c)(i)	665,129
1,500	Infinera Corp., 2.125%, 9/1/24 (i)	1,265,625
		1,930,754
	Transportation – 3.1%
2,500	Air Transport Services Group, Inc., 1.125%, 10/15/24 (i)	2,518,502
3,000	Echo Global Logistics, Inc., 2.50%, 5/1/20	2,992,740
		5,511,242
Total Convertible Bonds & Notes (cost-$94,980,696)		93,254,715
Corporate Bonds & Notes – 50.4%
	Aerospace & Defense – 1.1%
2,000	TransDigm, Inc., 6.50%, 7/15/24 (i)	2,025,000
	Auto Components – 0.7%
1,227	American Axle & Manufacturing, Inc., 6.625%, 10/15/22 (i)	1,259,209

12	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Building Materials – 0.6%
$1,000	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(c)	$980,000
	Chemicals – 0.9%
1,500	Chemours Co., 6.625%, 5/15/23 (i)	1,561,950
	Commercial Services – 1.3%
1,500	Hertz Corp., 7.625%, 6/1/22 (a)(c)(i)	1,537,500
670	Laureate Education, Inc., 8.25%, 5/1/25 (a)(c)(i)	726,950
		2,264,450
	Computers – 0.9%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(g)(i)	1,591,783
	Diversified Financial Services – 4.1%
2,134	CCF Holdings LLC, PIK 10.75%, 10.75% 12/15/23 (a)(c)(e)(f)	1,040,092
2,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost $2,000,000; purchased 9/6/18 ) (a)(c)(h)	2,002,500
2,000	Navient Corp., 7.25%, 9/25/23 (i)	2,070,000
2,000	Springleaf Finance Corp., 8.25%, 10/1/23	2,217,500
		7,330,092
	Electric Utilities – 0.6%
1,000	NRG Energy, Inc., 6.25%, 5/1/24 (g)(i)	1,036,050
	Engineering & Construction – 0.9%
1,500	AECOM, 5.875%, 10/15/24 (i)	1,577,100
	Entertainment – 1.8%
1,500	Cedar Fair L.P., 5.375%, 6/1/24	1,533,750
1,500	International Game Technology PLC, 6.50%, 2/15/25 (a)(c)	1,603,125
		3,136,875
	Food & Beverage – 0.9%
1,570	Albertsons Cos. LLC, 6.625%, 6/15/24 (i)	1,577,850
	Healthcare-Products – 0.8%
1,500	Mallinckrodt International Finance S.A., 5.75%, 8/1/22 (a)(c)(i)	1,417,500
	Healthcare-Services – 3.8%
1,500	DaVita, Inc., 5.125%, 7/15/24 (i)	1,488,750
1,500	Encompass Health Corp., 5.75%, 11/1/24	1,521,075
1,500	HCA, Inc., 7.50%, 2/15/22	1,648,125
2,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (i)	2,142,500
		6,800,450
	Home Builders – 0.2%
350	Lennar Corp., 5.875%, 11/15/24 (i)	368,813
	Internet – 0.9%
1,500	Netflix, Inc., 5.875%, 2/15/25 (i)	1,593,750
	Lodging – 1.1%
2,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(i)	1,998,100
	Machinery-Construction & Mining – 1.1%
2,000	Terex Corp., 5.625%, 2/1/25 (a)(c)	1,947,500
	Media – 5.4%
1,500	CCO Holdings LLC, 5.75%, 1/15/24 (g)(i)	1,540,312
1,500	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(c)	1,576,875
1,500	CSC Holdings LLC, 6.75%, 11/15/21 (i)	1,601,250

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Media (continued)
	DISH DBS Corp. (i),
$2,000	5.875%, 7/15/22	$1,917,500
1,000	6.75%, 6/1/21	1,025,000
2,000	Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(c)(i)	1,990,000
		9,650,937
	Mining – 4.1%
1,500	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)	1,591,875
2,000	Constellium NV, 6.625%, 3/1/25 (a)(c)(i)	2,020,000
2,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(i)	2,082,500
1,500	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(c)	1,595,625
		7,290,000
	Miscellaneous Manufacturing – 1.0%
2,000	Koppers, Inc., 6.00%, 2/15/25 (a)(c)(i)	1,760,000
	Oil, Gas & Consumable Fuels – 5.5%
2,000	Callon Petroleum Co., 6.125%, 10/1/24 (i)	2,025,000
1,500	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21 (i)	1,395,000
1,500	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (i)	1,486,875
1,500	Chesapeake Energy Corp., 8.00%, 1/15/25 (i)	1,531,875
1,535	CVR Refining LLC, 6.50%, 11/1/22 (g)	1,573,375
280	Noble Holding International Ltd., 7.75%, 1/15/24 (i)	252,805
1,500	Oasis Petroleum, Inc., 6.875%, 3/15/22 (i)	1,501,875
		9,766,805
	Paper & Forest Products – 1.2%
2,000	Mercer International, Inc., 7.375%, 1/15/25 (a)(c)	2,095,000
	Pharmaceuticals – 1.2%
2,000	Horizon Pharma USA, Inc., 6.625%, 5/1/23	2,070,000
	Real Estate – 1.1%
2,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24	1,977,420
	Retail – 1.3%
2,000	Conn’s, Inc., 7.25%, 7/15/22 (i)	1,890,000
85	Men’s Wearhouse, Inc., 7.00%, 7/1/22 (i)	85,637
370	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(c)	365,375
		2,341,012
	Software – 1.4%
1,500	Camelot Finance S.A., 7.875%, 10/15/24 (a)(c)(i)	1,573,515
1,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(c)(i)	877,500
		2,451,015
	Telecommunications – 5.8%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (i)	2,120,625
2,000	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(i)	1,820,000
2,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (i)	1,875,000
1,000	GTT Communications, Inc., 7.875%, 12/31/24 (a)(c)(i)	867,500
1,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (i)	1,612,500
2,000	Sprint Corp., 7.125%, 6/15/24	2,071,460
		10,367,085
	Transportation – 0.7%
1,125	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(c)(i)	1,148,906
Total Corporate Bonds & Notes (cost-$92,057,417)		89,384,652

14	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
Senior Loans (a)(b) – 32.6%
	Aerospace & Defense – 0.8%
$1,496	TransDigm, Inc., 1 mo. LIBOR + 2.500%, 4.993%, 6/9/23, 2018 Term Loan F	$1,481,014
	Automobiles – 0.5%
	Winnebago Industries, Inc.,11/8/23, 2017 Term Loan B
317	1 mo. LIBOR + 3.500%, 6.017%	312,940
599	3 mo. LIBOR + 3.500%, 6.267%	591,109
		904,049
	Chemicals – 0.5%
918	PQ Corporation, 3 mo. LIBOR + 2.500%, 5.244%, 2/8/25, 2018 Term Loan B	913,817
	Commercial Services & Supplies – 0.5%
945	Advanced Disposal Services, Inc., 1 Week LIBOR + 2.250%, 4.667%, 11/10/23, Term Loan B3	946,024
	Communications Equipment – 0.5%
919	Plantronics, Inc., 1 mo. LIBOR + 2.500%, 4.993%, 7/2/25, 2018 Term Loan B	916,776
	Computers – 0.8%
1,496	Dell International LLC, 1 mo. LIBOR + 2.000%, 4.500%, 9/7/23, 2017 Term Loan B	1,493,250
	Diversified Consumer Services – 1.1%
1,563	Laureate Education, Inc., 1 mo. LIBOR + 3.500%, 4/26/24, 2017 Term Loan B (d)	1,567,352
396	ServiceMaster Company, 1 mo. LIBOR + 2.500%, 4.993%, 11/8/23, 2016 Term Loan B	395,008
		1,962,360
	Diversified Telecommunication Services – 2.0%
1,496	CenturyLink, Inc., 1 mo. LIBOR + 2.750%, 5.243%, 1/31/25, 2017 Term Loan B	1,475,522
1,000	Intelsat Jackson Holdings S.A., 1 mo. LIBOR + 3.750, 6.229%, 11/27/23, 2017 Term Loan B3	1,001,260
997	Sprint Communications, Inc., 1 mo. LIBOR + 2.500, 5.000%, 2/2/24, 1st Lien Term Loan B	987,073
		3,463,855
	Electrical Equipment – 0.8%
1,494	Gates Global LLC, 1 mo. LIBOR + 2.750%, 5.243%, 4/1/24, 2017 USD Repriced Term Loan B	1,491,429
	Entertainment – 1.4%
1,500	Formula One, 1 mo. LIBOR + 2.500%, 4.993%, 2/1/24, 2018 USD Term Loan B3	1,473,750
967	Stars Group Holdings B.V., 3 mo. LIBOR + 3.500%, 6.303%, 7/10/25, 2018 USD Incremental Term Loan	968,788
		2,442,538
	Food & Staples Retailing – 0.6%
985	US Foods, Inc., 1 mo. LIBOR + 2.000%, 4.493%, 6/27/23, 2016 Term Loan B	980,909
	Healthcare-Products – 1.7%
675	Greatbatch Ltd., 1 mo. LIBOR + 3.000%, 5.51%, 10/27/22, 2017 1st Lien Term Loan B	675,829
1,473	Mallinckrodt International Finance S.A., 3 mo. LIBOR + 2.750%, 5.553%, 9/24/24, USD Term Loan B	1,416,497
985	Ortho-Clinical Diagnostics SA, 1 mo. LIBOR + 3.250%, 5.752%, 6/30/25, 2018 Term Loan B	977,012
		3,069,338

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	15

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Hotels, Restaurants & Leisure – 4.4%
$990	1011778 B.C. Unlimited Liability Company, 1 mo. LIBOR + 2.250%, 4.743%, 2/16/24, Term Loan B3	$983,579
995	AP Gaming I, LLC, 1 mo. LIBOR + 3.500%, 5.993%, 2/15/24, 2018 Incremental Term Loan	994,981
915	Boyd Gaming Corporation, 1 Week LIBOR + 2.250%, 4.664%, 9/15/23, Term Loan B3	912,481
990	Golden Entertainment, Inc., 1 mo. LIBOR + 3.000%, 5.500%, 10/21/24, 2017 1st Lien Term Loan	985,050
985	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 5.240%, 4/29/24, 2017 Term Loan B	965,729
	Scientific Games International, Inc., 8/14/24, 2018 Term Loan B5
796	2 mo. LIBOR + 2.750%, 5.329%	790,681
194	1 mo. LIBOR + 2.750%, 5.243%	192,269
997	SeaWorld Parks & Entertainment, Inc., 1 mo. LIBOR + 3.000%, 5.493%, 3/31/24, Term Loan B5	991,941
985	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 2.500%, 5.184%, 3/17/25, 2018 Term Loan B	985,727
		7,802,438
	Internet – 1.1%
985	Everi Payments, Inc., 1 mo. LIBOR + 3.000%, 5.493%, 5/9/24, Term Loan B	982,538
995	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 2.250%, 4.743%, 2/15/24, 2017 Repriced Term Loan	994,327
		1,976,865
	Internet Software & Services – 1.6%
747	Blucora, Inc., 1 mo. LIBOR + 3.000%, 5.493%, 5/22/24, 2017 Term Loan B	745,694
	EIG Investors Corp., 2/9/23, 2018 1st Lien Term Loan
6	1 mo. LIBOR + 3.750%, 6.229%, 2/9/23	6,032
1,145	3 mo. LIBOR + 3.750%, 6.389%, 2/9/23	1,142,811
1,000	Match Group Inc., 2 mo. LIBOR + 2.500%, 5.090%, 11/16/22, 2017 Term Loan B	998,755
		2,893,292
	IT Services – 1.1%
923	First Data Corporation, 1 mo. LIBOR + 2.000%, 4.490%, 4/26/24, 2024 USD Term Loan	922,802
1,000	Xerox Business Services LLC, 1 mo. LIBOR + 2.500%, 4.993%, 12/7/23, USD Term Loan B	991,670
		1,914,472
	Leisure Time – 0.6%
995	Sabre GLBL, Inc., 1 mo. LIBOR + 2.000%, 4.493%, 2/22/24, 2018 Term Loan B	993,656
	Lodging – 0.9%
1,500	Caesars Resort Collection, LLC, 1 mo. LIBOR + 2.750%, 5.243%, 12/22/24, 2017 1st Lien Term Loan B	1,497,660
	Machinery – 2.3%
1,670	Gardner Denver, Inc., 1 mo. LIBOR + 2.750%, 5.243%, 7/30/24, 2017 USD Term Loan B	1,671,456
990	Harsco Corporation, 1 mo. LIBOR + 2.250%, 4.750%, 12/6/24, 2017 Term Loan B1	988,786
1,496	Navistar International Corporation, 1 mo. LIBOR + 3.500%, 6.020%, 11/6/24, 2017 1st Lien Term Loan B	1,494,980
		4,155,222

16	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Media – 3.3%
$932	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 4.764%, 2/7/24, 2017 Term Loan B	$928,361
993	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 4.743%, 3/24/25, 2018 Term Loan B	990,024
1,469	Meredith Corporation, 1 mo. LIBOR + 2.750%, 1/31/25, 2018 Term Loan B (d)	1,472,106
997	Sinclair Television Group Inc., 1 mo. LIBOR + 2.250%, 4.75%, 1/3/24, Term Loan B2	995,376
1,497	WideOpenWest Finance LLC, 1 mo. LIBOR + 3.250%, 5.731%, 8/18/23, 2017 Term Loan B	1,478,292
		5,864,159
	Pharmaceuticals – 1.9%
1,494	Endo International PLC, 1 mo. LIBOR + 4.250%, 6.750%, 4/29/24, 2017 Term Loan B	1,498,508
998	HLF Financing S.a r.l., 1 mo. LIBOR + 3.250%, 5.743%, 8/18/25, 2018 Term Loan B	1,000,827
893	Lannett Company, Inc., 1 mo. LIBOR + 5.375%, 7.868%, 11/25/22, Term Loan B	827,199
		3,326,534
	Road & Rail – 0.5%
868	YRC Worldwide, Inc., 3 mo. LIBOR + 8.500%, 11.244%, 7/24/22, 2017 Term Loan	852,348
	Specialty Retail – 2.5%
992	At Home Holding III Inc., 3 mo. LIBOR + 3.500%, 6.244%, 6/3/22, Term Loan	977,384
861	Burlington Coat Factory Warehouse Corporation, 1 mo. LIBOR + 2.000%, 4.490%, 11/17/24, 2017 Term Loan B5	858,917
990	Men’s Wearhouse, Inc., 1 mo. LIBOR + 3.250%, 5.759%, 4/9/25, 2018 Term Loan B2	987,525
639	National Vision, Inc., 1 mo. LIBOR + 2.500%, 4.993%, 11/20/24, 2017 Repriced Term Loan	638,055
992	Party City Holdings Inc., 1 mo. LIBOR + 2.500, 5.000%, 8/19/22, 2018 Term Loan B	991,351
		4,453,232
	Telecommunications – 0.6%
995	SBA Senior Finance II LLC, 1 mo. LIBOR + 2.000%, 4.500%, 4/11/25, 2018 Term Loan B	987,030
	Textiles, Apparel & Luxury Goods – 0.6%
1,129	G-III Apparel Group, Ltd., 1 mo. LIBOR + 5.250%, 7.750%, 12/1/22, Term Loan B	1,135,625
Total Senior Loans (cost-$57,859,772)		57,917,892

Shares
Common Stock (e)(f)(h)(j) – 0.0%
	Banks – 0.0%
6,549	CCF Holdings LLC Class A (cost-$0; purchased 12/18/18)	–	*
7,142	CCF Holdings LLC Class B (k) (cost-$0; purchased 12/12/18)	1
Total Common Stock (cost-$0)		1

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Repurchase Agreements – 3.0%
$5,273	State Street Bank and Trust Co., dated 2/28/19, 0.50%, due 3/1/19, proceeds $5,273,073; collateralized by U.S. Treasury Notes, 2.50%, due 1/15/22, valued at $5,383,402 including accrued interest (cost-$5,273,000)	$5,273,000
Total Investments (cost-$250,170,885) – 138.6%		245,830,260
Liabilities in excess of other assets – (38.6)%		(68,511,104)
Net Assets – 100.0%		$177,319,156

Notes to Schedule of Investments:

*	Actual amount rounds to less than $1.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $112,024,383, representing 63.2% of net assets.

(b)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on February 28, 2019.

(c)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $51,779,667, representing 29.2% of net assets.

(d)	When-issued or delayed-delivery. To be settled/delivered after February 28, 2019.

(e)	Fair-Valued–Securities with an aggregate value of $1,040,093, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for long-term and short-term loan financing.

(h)	Restricted. The aggregate cost of such security is $2,000,000. The aggregate value is $2,002,501, representing 1.1% of net assets.

(i)	All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 8). The aggregate value of securities on loan is $60,040,590.

(j)	Non-income producing.

(k)	Affiliated security. (See Note 9)

(l)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/19
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$93,254,715	$–	$93,254,715
Corporate Bonds & Notes:

Diversified Financial Services	–	6,290,000	1,040,092	7,330,092

All Other	–	82,054,560	–	82,054,560
Senior Loans	–	57,917,892	–	57,917,892
Common Stock	–	–	1	1
Repurchase Agreements	–	5,273,000	–	5,273,000
Totals	$–	$244,790,167	$1,040,093	$245,830,260

18	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 28, 2019 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2019, was as follows:

	Beginning Balance 2/28/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:

Diversified Financial Services	$ –	$1,967,735	†	$ –	$4,956	$ –
Common Stock:

Banks	–	–	†	–	–	–
Totals	$ –	$1,967,735		$ –	$4,956	$ –

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/19
Investments in Securities – Assets
Corporate Bonds & Notes:

Diversified Financial Services	$(932,599)	$ –	$ –	$1,040,092
Common Stock:

Banks	1	–	–	1
Totals	$(932,598)	$ –	$ –	$1,040,093

†	Issued via corporate actions.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2019:

	Ending Balance 2/28/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets

Corporate Bonds & Notes:

Diversified Financial Services	$1,040,092	Market and Company Comparables	Implied Price	$48.74

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2019, was $(932,598). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

Glossary:

LIBOR	-	London Inter-Bank Offered Rate
PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019

Principal Amount (000s)		Value
Corporate Bonds & Notes – 37.3%
	Aerospace & Defense – 1.0%
$6,975	TransDigm, Inc., 6.50%, 5/15/25	$6,975,000
1,725	Triumph Group, Inc., 7.75%, 8/15/25 (m)	1,658,156
		8,633,156
	Auto Components – 0.3%
2,445	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (m)	2,328,863
	Auto Manufacturers – 1.1%
6,135	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	6,356,044
3,110	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	2,779,563
		9,135,607
	Chemicals – 2.3%
7,500	Chemours Co., 6.625%, 5/15/23	7,809,750
4,790	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)(m)	4,867,837
1,910	Olin Corp., 5.00%, 2/1/30	1,862,250
5,470	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(m)	5,196,500
		19,736,337
	Commercial Services – 1.0%
8,050	Cenveo Corp., 6.00%, 5/15/24, (cost-$8,681,747; purchased 3/22/12) (a)(b)(d)(e)(g)(j)	442,750
2,540	Hertz Corp., 7.625%, 6/1/22 (a)(b)	2,603,500
3,465	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	3,759,525
1,655	United Rentals North America, Inc., 5.50%, 7/15/25	1,696,375
		8,502,150
	Computers – 1.5%
5,321	DynCorp International, Inc., PIK 1.50%, 11.875%, 11/30/20	5,480,284
7,180	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)(m)	7,144,100
		12,624,384
	Distribution/Wholesale – 0.6%
5,380	H&E Equipment Services, Inc., 5.625%, 9/1/25	5,346,375
	Diversified Financial Services – 3.3%
18,455	CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23 (a)(b)(e)(g)	8,995,841
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23, (cost-$6,000,000; purchased 9/6/18) (a)(b)(j)	6,007,500
4,405	Navient Corp., 7.25%, 9/25/23 (h)	4,559,175
4,935	Springleaf Finance Corp., 8.25%, 10/1/23	5,471,681
2,820	Travelport Corporate Finance PLC, 6.00%, 3/15/26 (a)(b)	3,006,825
		28,041,022
	Electric Utilities – 0.6%
4,920	NRG Energy, Inc., 6.25%, 5/1/24	5,097,366
	Electrical Equipment – 0.3%
2,260	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)(m)	2,415,375
	Engineering & Construction – 0.9%
2,835	AECOM, 5.125%, 3/15/27	2,703,881
5,100	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)(m)	5,074,500
		7,778,381

20	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Entertainment – 1.8%
$4,990	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (m)	$4,497,237
4,000	Cedar Fair L.P., 5.375%, 6/1/24	4,090,000
3,275	Eldorado Resorts, Inc., 6.00%, 9/15/26 (a)(b)	3,348,688
1,975	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)	2,060,172
1,015	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	1,041,197
		15,037,294
	Food & Beverage – 0.2%
1,525	Albertsons Cos. LLC, 7.50%, 3/15/26 (a)(b)	1,578,375
	Healthcare-Products – 0.4%
3,595	Mallinckrodt International Finance S.A., 5.75%, 8/1/22 (a)(b)(m)	3,397,275
	Healthcare-Services – 2.3%
2,460	Centene Corp., 5.375%, 6/1/26 (a)(b)	2,558,400
2,835	Community Health Systems, Inc., 6.25%, 3/31/23	2,739,319
5,430	DaVita, Inc., 5.125%, 7/15/24	5,389,275
1,730	Encompass Health Corp., 5.75%, 11/1/24	1,754,306
3,800	HCA, Inc., 7.50%, 2/15/22 (m)	4,175,250
3,500	Tenet Healthcare Corp., 7.00%, 8/1/25 (m)	3,521,875
		20,138,425
	Home Builders – 0.3%
2,285	Beazer Homes USA, Inc., 8.75%, 3/15/22	2,379,256
	Insurance – 0.5%
4,390	Prudential Financial, Inc., 5.70%, 9/15/48 (converts to FRN on 9/15/28)	4,341,161
	Internet – 0.3%
2,800	Netflix, Inc., 5.875%, 2/15/25 (m)	2,975,000
	Iron/Steel – 0.3%
2,835	United States Steel Corp., 6.875%, 8/15/25 (m)	2,806,650
	Lodging – 0.5%
1,300	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	1,321,645
2,975	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	2,972,174
		4,293,819
	Machinery-Construction & Mining – 0.5%
4,695	Terex Corp., 5.625%, 2/1/25 (a)(b)	4,571,756
	Media – 2.1%
7,370	Cablevision Systems Corp., 8.00%, 4/15/20	7,740,711
3,035	CSC Holdings LLC, 7.75%, 7/15/25 (a)(b)(m)	3,247,450
3,740	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	3,786,750
4,671	LiveStyle, Inc., 9.625%, 2/1/19, (cost-$4,667,935; purchased 5/7/14-2/26/15) (a)(b)(d)(e)(g)(j)(l)	5
2,810	Meredith Corp., 6.875%, 2/1/26 (c)(m)	2,916,218
		17,691,134
	Metal Fabricate/Hardware – 0.4%
3,830	Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,782,125
	Mining – 1.4%
1,135	Alcoa Nederland Holding BV, 6.125%, 5/15/28 (a)(b)	1,164,794
4,405	Constellium NV, 6.625%, 3/1/25 (a)(b)(m)	4,449,050
2,485	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	2,587,506
3,950	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	4,201,813
		12,403,163

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Miscellaneous Manufacturing – 0.3%
$2,945	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	$2,591,600
	Oil, Gas & Consumable Fuels – 3.3%
2,700	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21 (m)	2,511,000
1,900	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (h)(m)	1,883,375
3,265	Chesapeake Energy Corp., 8.00%, 1/15/25 (h)(m)	3,334,381
	Ensco PLC,
590	5.20%, 3/15/25	455,775
4,660	7.75%, 2/1/26	3,926,050
2,835	NGL Energy Partners L.P., 7.50%, 11/1/23	2,937,769
2,740	Noble Holding International Ltd., 7.75%, 1/15/24 (m)	2,473,877
4,895	Oasis Petroleum, Inc., 6.875%, 3/15/22	4,901,119
3,370	Transocean, Inc., 7.50%, 1/15/26 (a)(b)	3,268,900
2,285	USA Compression Partners L.P., 6.875%, 9/1/27 (a)(b)	2,333,556
		28,025,802
	Paper & Forest Products – 0.2%
1,775	Mercer International, Inc., 7.375%, 1/15/25 (a)(b)	1,859,313
	Pharmaceuticals – 1.7%
1,610	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	1,671,381
	Bausch Health Cos., Inc. (a)(b),
3,395	6.125%, 4/15/25 (m)	3,276,175
1,675	7.00%, 3/15/24	1,769,219
2,290	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)	1,912,150
5,865	Horizon Pharma USA, Inc., 6.625%, 5/1/23	6,070,275
		14,699,200
	Pipelines – 0.5%
2,310	Energy Transfer L.P., 5.50%, 6/1/27	2,431,275
	Targa Resources Partners L.P. (a)(b),
980	6.50%, 7/15/27 (h)	1,038,800
1,070	6.875%, 1/15/29	1,141,556
		4,611,631
	Real Estate – 0.6%
5,505	Kennedy-Wilson, Inc., 5.875%, 4/1/24	5,442,849
	Retail – 1.0%
6,480	Conn’s, Inc., 7.25%, 7/15/22	6,123,600
1,530	L Brands, Inc., 6.875%, 11/1/35	1,327,275
1,315	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	1,298,563
		8,749,438
	Semiconductors – 0.5%
4,645	Amkor Technology, Inc., 6.375%, 10/1/22	4,691,450
	Software – 0.7%
5,035	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)	5,281,765
895	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(m)	785,363
		6,067,128
	Telecommunications – 4.3%
2,265	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (m)	2,401,608
4,080	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(m)	3,712,800
9,370	Consolidated Communications, Inc., 6.50%, 10/1/22	8,784,375

22	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$4,290	Frontier Communications Corp., 10.50%, 9/15/22	$3,088,800
2,685	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)(m)	2,329,237
	Hughes Satellite Systems Corp.,
1,460	6.625%, 8/1/26 (h)	1,439,925
4,250	7.625%, 6/15/21	4,568,750
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	8,428,409
1,865	Sprint Corp., 7.625%, 3/1/26	1,939,600
		36,693,504
	Transportation – 0.3%
2,688	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	2,745,120
Total Corporate Bonds & Notes (cost-$344,845,016)		321,211,484
Convertible Bonds & Notes – 34.5%
	Agriculture – 0.7%
5,665	Vector Group Ltd., 3 mo. Cash Dividends on Common Stock + 1.75%, 1.75%, 4/15/20 (i)	5,785,381
	Apparel & Textiles – 0.8%
14,740	Iconix Brand Group, Inc., 5.75%, 8/15/23	6,620,987
	Auto Manufacturers – 0.7%
6,225	Navistar International Corp., 4.75%, 4/15/19	6,237,394
	Biotechnology – 1.2%
9,625	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	9,048,087
1,785	Verastem, Inc., 5.00%, 11/1/48 (h)	1,419,405
		10,467,492
	Building Materials – 1.4%
4,275	Cemex S.A.B de C.V., 3.72%, 3/15/20 (m)	4,255,190
8,820	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(b)	7,960,050
		12,215,240
	Chemicals – 0.7%
10,275	Aceto Corp., 2.00%, 11/1/20 (d)	5,702,625
	Commercial Services – 1.8%
10,530	Huron Consulting Group, Inc., 1.25%, 10/1/19	10,358,287
5,690	Macquarie Infrastructure Corp., 2.00%, 10/1/23	5,035,650
		15,393,937
	Computers – 1.2%
11,735	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	10,372,461
	Distribution/Wholesale – 0.8%
6,600	Titan Machinery, Inc., 3.75%, 5/1/19	6,542,144
	Diversified Financial Services – 2.4%
9,320	Encore Capital Group, Inc., 3.00%, 7/1/20	9,214,852
12,165	PRA Group, Inc., 3.00%, 8/1/20	11,678,448
		20,893,300
	Electrical Equipment – 1.2%
	SunPower Corp.,
3,135	0.875%, 6/1/21	2,445,259
9,405	4.00%, 1/15/23	7,578,784
		10,024,043
	Electronics – 0.9%
7,890	OSI Systems, Inc., 1.25%, 9/1/22	8,008,350

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	23

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Energy-Alternate Sources – 2.9%
$1,995	Green Plains, Inc., 4.125%, 9/1/22	$1,861,584
6,840	Pattern Energy Group, Inc., 4.00%, 7/15/20	6,823,413
16,800	Tesla Energy Operations, Inc., 1.625%, 11/1/19	15,993,735
		24,678,732
	Engineering & Construction – 0.6%
5,455	Tutor Perini Corp., 2.875%, 6/15/21	5,294,410
	Equity Real Estate Investment Trusts (REITs) – 1.3%
3,975	Two Harbors Investment Corp., 6.25%, 1/15/22	4,000,563
7,690	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	7,307,146
		11,307,709
	Insurance – 2.4%
11,390	AXA S.A., 7.25%, 5/15/21 (a)(b)	10,940,061
7,945	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	10,222,656
		21,162,717
	Investment Companies – 1.1%
9,525	Prospect Capital Corp., 6.375%, 3/1/25	9,370,219
	Oil, Gas & Consumable Fuels – 2.2%
6,540	Chesapeake Energy Corp., 5.50%, 9/15/26	6,006,506
2,560	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (m)	2,068,810
2,280	Nabors Industries, Inc., 0.75%, 1/15/24	1,605,241
9,980	Whiting Petroleum Corp., 1.25%, 4/1/20	9,607,976
		19,288,533
	Pharmaceuticals – 2.1%
12,190	Dermira, Inc., 3.00%, 5/15/22	9,561,531
9,855	Tilray, Inc., 5.00%, 10/1/23 (a)(b)	8,530,735
		18,092,266
	Pipelines – 2.2%
24,750	Cheniere Energy, Inc., 4.25%, 3/15/45	18,949,219
	Semiconductors – 0.4%
3,935	Veeco Instruments, Inc., 2.70%, 1/15/23	3,353,313
	Software – 3.1%
5,800	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	5,133,487
15,785	Avid Technology, Inc., 2.00%, 6/15/20	14,364,350
2,820	DocuSign, Inc., 0.50%, 9/15/23 (a)(b)	3,017,400
3,985	Synchronoss Technologies, Inc., 0.75%, 8/15/19	3,934,713
		26,449,950
	Telecommunications – 1.5%
7,715	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	6,841,955
7,345	Infinera Corp., 2.125%, 9/1/24	6,197,344
		13,039,299
	Transportation – 0.9%
4,560	Echo Global Logistics, Inc., 2.50%, 5/1/20	4,548,965
4,725	Teekay Corp., 5.00%, 1/15/23 (a)(b)	3,561,469
		8,110,434
Total Convertible Bonds & Notes (cost-$306,806,521)		297,360,155

24	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

Shares		Value
Convertible Preferred Stock – 24.3%
	Banks – 4.3%
12,080	Bank of America Corp., 7.25%, Ser. L (f)	$15,655,680
16,980	Wells Fargo & Co., 7.50%, Ser. L (f)	21,785,340
		37,441,020
	Chemicals – 0.9%
84,135	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	4,201,702
34,310	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19, Ser. A	3,482,122
		7,683,824
	Diversified Financial Services – 0.9%
154,835	AMG Capital Trust II, 5.15%, 10/15/37	7,914,964
	Electric Utilities – 4.8%
110,160	CenterPoint Energy, Inc., 7.00%, 9/1/21, Ser. B (m)	5,756,962
202,705	Dominion Energy, Inc., 6.75%, 8/15/19, Ser. A	9,985,248
147,670	NextEra Energy, Inc., 6.123%, 9/1/19	8,981,289
160,380	Sempra Energy, 6.00%, 1/15/21, Ser. A	16,634,614
		41,358,113
	Electronic Equipment, Instruments & Components – 1.0%
101,585	Belden, Inc., 6.75%, 7/15/19	8,486,411
	Electronics – 1.2%
10,110	Fortive Corp., 5.00%, 7/1/21, Ser. A	10,521,349
	Equity Real Estate Investment Trusts (REITs) – 3.9%
10,320	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	11,463,764
56,955	QTS Realty Trust, Inc., 6.50%, Ser. B (f)	5,974,010
631,070	RLJ Lodging Trust, 1.95%, Ser. A (f)	15,820,925
		33,258,699
	Gas Utilities – 0.3%
59,320	South Jersey Industries, Inc., 7.25%, 4/15/21	2,877,020
	Hand/Machine Tools – 1.3%
113,405	Stanley Black & Decker, Inc., 5.375%, 5/15/20	11,013,893
	Healthcare-Products – 2.2%
283,925	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	17,553,663
1,295	Danaher Corp., 4.75%, 4/15/22, Ser. A	1,325,698
		18,879,361
	Insurance – 2.0%
158,570	Assurant, Inc., 6.50%, 3/15/21, Ser. D	17,290,473
	Oil, Gas & Consumable Fuels – 0.2%
67,960	Nabors Industries Ltd., 6.00%, 5/1/21	1,737,737
	Real Estate – 1.3%
410,065	Ready Capital Corp., 7.00%, 8/15/23 (m)	10,768,307
Total Convertible Preferred Stock (cost-$196,679,045)		209,231,171
Preferred Stock (a)(e)(g)(l) – 1.0%
	Media – 1.0%
3,554	LiveStyle, Inc., Ser. A	483,522
76,572	LiveStyle, Inc., Ser. B (k)	7,657,200
6,750	LiveStyle, Inc., Ser. B (k)	67
Total Preferred Stock (cost-$14,596,967)		8,140,789

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	25

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

Shares		Value
Common Stock (e)(g)(k) – 0.1%
	Advertising – 0.1%
173,720	Affinion Group Holdings, Inc. Class A, (cost-$3,080,312; purchased 11/9/15-11/12/15) (j)	$913,767
	Aerospace & Defense – 0.0%
8,295	Erickson, Inc. (a)	214,509
	Banks – 0.0%
56,642	CCF Holdings LLC Class A (j) (cost-$0; purchased 12/18/18)	6
21,429	CCF Holdings LLC Class B (n)(j) (cost-$0; purchased 12/12/18)	2
		8
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(l)	9
Total Common Stock (cost-$10,187,309)		1,128,293

Units
Warrants – 0.0%
	Media – 0.0%
19,500	LiveStyle, Inc., expires 11/30/21, Ser. C (a)(e)(g)(k)(l) (cost-$0)	2

Principal Amount (000s)
	Repurchase Agreements – 2.8%
$24,494	State Street Bank and Trust Co., dated 2/28/19, 0.50%, due 3/1/19, proceeds $24,494,340; collateralized by U.S. Treasury Notes, 2.50%, due 1/15/22, valued at $24,985,407 including accrued interest (cost-$24,494,000)	24,494,000
Total Investments (cost-$897,608,858) – 100.0%		861,565,894
Liabilities in excess of other assets		(35,643,212)
Preferred Shares		(323,275,000)
Net Assets Applicable to Common Shareholders		$502,647,682

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $212,887,991, representing 24.7% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $204,532,682, representing 23.7% of total investments.

(c)	When-issued or delayed-delivery. To be settled/delivered after February 28, 2019.

(d)	In default.

(e)	Fair-Valued–Securities with an aggregate value of $18,707,680, representing 2.2% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)	Perpetual maturity. The date shown, if any, is the next call date.

(g)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(i)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(j)	Restricted. The aggregate cost of such securities is $22,429,994. The aggregate value is $7,364,030, representing 0.9% of total investments.

26	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

(k)	Non-income producing.

(l)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.0% of total investments.

(m)	All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 8). The aggregate value of securities on loan is $24,675,414.

(n)	Affiliated security. (See Note 9)

(o)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/19
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$–	$8,059,400	$442,750	$8,502,150

Diversified Financial Services	–	19,045,181	8,995,841	28,041,022

Media	–	17,691,129	5	17,691,134

All Other	–	266,977,178	–	266,977,178
Convertible Bonds & Notes	–	297,360,155	–	297,360,155
Convertible Preferred Stock:

Diversified Financial Services	–	7,914,964	–	7,914,964

Electronics	–	10,521,349	–	10,521,349

Equity Real Estate Investment Trusts (REITs)	21,794,935	11,463,764	–	33,258,699

Gas Utilities	–	2,877,020	–	2,877,020

Hand/Machine Tools	–	11,013,893	–	11,013,893

Healthcare-Products	1,325,698	17,553,663	–	18,879,361

All Other	124,765,885	–	–	124,765,885
Preferred Stock	–	–	8,140,789	8,140,789
Common Stock	–	–	1,128,293	1,128,293
Warrants	–	–	2	2
Repurchase Agreements	–	24,494,000	–	24,494,000
Totals	$147,886,518	$694,971,696	$18,707,680	$861,565,894

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2019, was as follows:

	Beginning Balance 2/28/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$–	$–		$–	$–	$–

Diversified Financial Services	–	17,756,756	†	–	21,298	–

Media	–	–		–	–	–
Preferred Stock:

Media	8,491,167	–		(650,957)	–	173,359
Common Stock:

Advertising	2,630,121	–		–	–	–

Aerospace & Defense	260,380	–		–	–	–

Banks	–	–	†	–	–	–

Media	9	–		–	–	–
Warrants:

Commercial Services	361	–		– ††	–	(246,984)

Media	2	–		–	–	–
Totals	$11,382,040	$17,756,756		$(650,957)	$21,298	$(73,625)

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	27

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 2/28/19
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$–	$442,750	*	$ –	$442,750

Diversified Financial Services	(8,782,213)	–		–	8,995,841

Media	–	5	**	–	5
Preferred Stock:

Media	127,220	–		–	8,140,789
Common Stock:

Advertising	(1,716,354)	–		–	913,767

Aerospace & Defense	(45,871)	–		–	214,509

Banks	8	–		–	8

Media	–	–		–	9
Warrants:

Commercial Services	246,623	–		–	–

Media	–	–		–	2
Totals	$(10,170,587)	$442,755		$–	$18,707,680

*	At February 28, 2019, a security valued at $442,750 was transferred from Level 2 to Level 3. The transfer resulted from the lack of a current valuated price from independent pricing service at February 28, 2019 for the security.

**	At February 28, 2019, a security valued at $5 was transferred from Level 2 to Level 3. The transfer was due to uncertainty regarding the receipt of updated financial statements and data related to a current evaluated price.

†	Issued via corporate action.

††	Removed from accounting records as worthless.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2019:

	Ending Balance 2/28/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets

Corporate Bonds & Notes:

Diversified Financial Services	$8,995,841	Market and Company Comparables	Implied Price	$48.74

Preferred Stock:	$8,050,722	Market and Company Comparables	EV Multiples Illiquidity Discount	0.74x (0.25x – 1.28x) 25%

Common Stock:	$913,767	Market and Company Comparables	EV Multiples Illiquidity Discount	5.67x (2.06x – 11.77x) 20%

	$214,509	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.60x (0.42x – 0.74x) 0.87x (0.32x – 2.12x) 40%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

28	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2019 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2019 was $(10,617,646). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Glossary:

FRN	-	Floating Rate Note
PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	29

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019

Principal Amount (000s)		Value
Corporate Bonds & Notes – 37.4%
	Aerospace & Defense – 1.0%
$5,315	TransDigm, Inc., 6.50%, 5/15/25	$5,315,000
1,320	Triumph Group, Inc., 7.75%, 8/15/25	1,268,850
		6,583,850
	Auto Components – 0.3%
1,875	Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,785,937
	Auto Manufacturers – 1.1%
4,685	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	4,853,800
2,380	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	2,127,125
		6,980,925
	Chemicals – 2.3%
5,500	Chemours Co., 6.625%, 5/15/23	5,727,150
3,640	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	3,699,150
1,465	Olin Corp., 5.00%, 2/1/30	1,428,375
4,180	Tronox, Inc., 6.50%, 4/15/26 (a)(b)	3,971,000
		14,825,675
	Commercial Services – 0.9%
5,974	Cenveo Corp., 6.00%, 5/15/24 (cost-$7,549,536; purchased 3/22/12) (a)(b)(d)(e)(g)(i)	328,570
1,975	Hertz Corp., 7.625%, 6/1/22 (a)(b)	2,024,375
2,210	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	2,397,850
1,270	United Rentals North America, Inc., 5.50%, 7/15/25	1,301,750
		6,052,545
	Computers – 1.5%
4,006	DynCorp International, Inc., PIK 1.50%, 11.875%, 11/30/20	4,125,822
5,520	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	5,492,400
		9,618,222
	Distribution/Wholesale – 0.6%
4,110	H&E Equipment Services, Inc., 5.625%, 9/1/25	4,084,312
	Diversified Financial Services – 3.5%
13,760	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(b)(e)(g)	6,707,363
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$6,000,000; purchased 9/6/18) (a)(b)(i)	6,007,500
3,370	Navient Corp., 7.25%, 9/25/23	3,487,950
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	4,285,319
2,155	Travelport Corporate Finance PLC, 6.00%, 3/15/26 (a)(b)	2,297,769
		22,785,901
	Electric Utilities – 0.6%
3,772	NRG Energy, Inc., 6.25%, 5/1/24	3,907,981
	Electrical Equipment – 0.3%
1,730	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	1,848,937
	Engineering & Construction – 0.9%
2,165	AECOM, 5.125%, 3/15/27	2,064,869
3,900	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)	3,880,500
		5,945,369

30	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Entertainment – 1.7%
$3,810	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	$3,433,762
3,045	Cedar Fair L.P., 5.375%, 6/1/24	3,113,513
2,505	Eldorado Resorts, Inc., 6.00%, 9/15/26 (a)(b)	2,561,363
1,515	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)	1,580,334
780	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	800,132
		11,489,104
	Food & Beverage – 0.2%
1,165	Albertsons Cos. LLC, 7.50%, 3/15/26 (a)(b)	1,205,775
	Healthcare-Products – 0.4%
2,755	Mallinckrodt International Finance S.A., 5.75%, 8/1/22 (a)(b)	2,603,475
	Healthcare-Services – 2.4%
1,880	Centene Corp., 5.375%, 6/1/26 (a)(b)	1,955,200
2,165	Community Health Systems, Inc., 6.25%, 3/31/23	2,091,931
4,125	DaVita, Inc., 5.125%, 7/15/24	4,094,062
1,325	Encompass Health Corp., 5.75%, 11/1/24	1,343,616
2,950	HCA, Inc., 7.50%, 2/15/22	3,241,313
2,750	Tenet Healthcare Corp., 7.00%, 8/1/25	2,767,188
		15,493,310
	Home Builders – 0.3%
1,745	Beazer Homes USA, Inc., 8.75%, 3/15/22	1,816,981
	Insurance – 0.5%
3,320	Prudential Financial, Inc., 5.70%, 9/15/48 (converts to FRN on 9/15/28)	3,283,065
	Internet – 0.4%
2,200	Netflix, Inc., 5.875%, 2/15/25	2,337,500
	Iron/Steel – 0.3%
2,165	United States Steel Corp., 6.875%, 8/15/25	2,143,350
	Lodging – 0.5%
1,000	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	1,016,650
2,280	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	2,277,834
		3,294,484
	Machinery-Construction & Mining – 0.5%
3,585	Terex Corp., 5.625%, 2/1/25 (a)(b)	3,490,894
	Media – 2.1%
5,630	Cablevision Systems Corp., 8.00%, 4/15/20	5,913,189
2,325	CSC Holdings LLC, 7.75%, 7/15/25 (a)(b)	2,487,750
2,850	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	2,885,625
3,589	LiveStyle, Inc., 9.625%, 2/1/19 (cost-$3,586,663; purchased 5/7/14-2/26/15) (a)(b)(d)(e)(g)(i)(k)	4
2,150	Meredith Corp., 6.875%, 2/1/26 (c)	2,231,270
		13,517,838
	Metal Fabricate/Hardware – 0.4%
2,920	Park-Ohio Industries, Inc., 6.625%, 4/15/27	2,883,500
	Mining – 1.4%
865	Alcoa Nederland Holding BV, 6.125%, 5/15/28 (a)(b)	887,706
3,365	Constellium NV, 6.625%, 3/1/25 (a)(b)	3,398,650
1,915	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	1,993,994
3,050	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	3,244,437
		9,524,787

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	31

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Miscellaneous Manufacturing – 0.3%
$2,255	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	$1,984,400
	Oil, Gas & Consumable Fuels – 3.3%
2,300	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21	2,139,000
1,420	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,407,575
2,500	Chesapeake Energy Corp., 8.00%, 1/15/25	2,553,125
	Ensco PLC,
450	5.20%, 3/15/25	347,625
3,565	7.75%, 2/1/26	3,003,513
2,165	NGL Energy Partners L.P., 7.50%, 11/1/23	2,243,481
2,095	Noble Holding International Ltd., 7.75%, 1/15/24	1,891,523
3,745	Oasis Petroleum, Inc., 6.875%, 3/15/22	3,749,681
2,580	Transocean, Inc., 7.50%, 1/15/26 (a)(b)	2,502,600
1,750	USA Compression Partners L.P., 6.875%, 9/1/27 (a)(b)	1,787,188
		21,625,311
	Paper & Forest Products – 0.2%
1,360	Mercer International, Inc., 7.375%, 1/15/25 (a)(b)	1,424,600
	Pharmaceuticals – 1.7%
1,235	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	1,282,084
	Bausch Health Cos., Inc. (a)(b),
2,605	6.125%, 4/15/25	2,513,825
1,280	7.00%, 3/15/24	1,352,000
1,755	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)	1,465,425
4,425	Horizon Pharma USA, Inc., 6.625%, 5/1/23	4,579,875
		11,193,209
	Pipelines – 0.5%
1,770	Energy Transfer L.P., 5.50%, 6/1/27	1,862,925
	Targa Resources Partners L.P. (a)(b),
750	6.50%, 7/15/27	795,000
815	6.875%, 1/15/29	869,503
		3,527,428
	Real Estate – 0.6%
4,205	Kennedy-Wilson, Inc., 5.875%, 4/1/24	4,157,526
	Retail – 1.0%
4,570	Conn’s, Inc., 7.25%, 7/15/22	4,318,650
1,170	L Brands, Inc., 6.875%, 11/1/35	1,014,975
1,010	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	997,375
		6,331,000
	Semiconductors – 0.4%
2,875	Amkor Technology, Inc., 6.375%, 10/1/22	2,903,750
	Software – 0.7%
3,850	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)	4,038,688
685	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)	601,088
		4,639,776
	Telecommunications – 4.3%
1,735	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y	1,839,642
3,125	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)	2,843,750
7,130	Consolidated Communications, Inc., 6.50%, 10/1/22	6,684,375

32	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$3,295	Frontier Communications Corp., 10.50%, 9/15/22	$2,372,400
2,050	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)	1,778,375
	Hughes Satellite Systems Corp.,
1,130	6.625%, 8/1/26	1,114,463
3,500	7.625%, 6/15/21	3,762,500
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	6,486,541
1,425	Sprint Corp., 7.625%, 3/1/26	1,482,000
		28,364,046
	Transportation – 0.3%
2,060	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	2,103,775
Total Corporate Bonds & Notes (cost-$263,221,639)		245,758,538
Convertible Bonds & Notes – 34.2%
	Agriculture – 0.7%
4,335	Vector Group Ltd., 3 mo. Cash Dividends on Common Stock + 1.75%, 1.75%, 4/15/20 (h)	4,427,119
	Apparel & Textiles – 0.8%
11,140	Iconix Brand Group, Inc., 5.75%, 8/15/23	5,003,921
	Auto Manufacturers – 0.7%
4,675	Navistar International Corp., 4.75%, 4/15/19	4,684,308
	Biotechnology – 1.2%
7,260	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	6,824,843
1,355	Verastem, Inc., 5.00%, 11/1/48	1,077,476
		7,902,319
	Building Materials – 1.4%
3,225	Cemex S.A.B de C.V., 3.72%, 3/15/20	3,210,055
6,680	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(b)	6,028,700
		9,238,755
	Chemicals – 0.7%
7,755	Aceto Corp., 2.00%, 11/1/20 (d)	4,304,025
	Commercial Services – 1.8%
7,960	Huron Consulting Group, Inc., 1.25%, 10/1/19	7,830,196
4,310	Macquarie Infrastructure Corp., 2.00%, 10/1/23	3,814,350
		11,644,546
	Computers – 1.2%
8,865	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	7,835,694
	Distribution/Wholesale – 0.7%
4,975	Titan Machinery, Inc., 3.75%, 5/1/19	4,931,389
	Diversified Financial Services – 2.4%
7,030	Encore Capital Group, Inc., 3.00%, 7/1/20	6,950,687
9,160	PRA Group, Inc., 3.00%, 8/1/20	8,793,637
		15,744,324
	Electrical Equipment – 1.2%
	SunPower Corp.,
2,365	0.875%, 6/1/21	1,844,669
7,095	4.00%, 1/15/23	5,717,329
		7,561,998

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	33

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

Principal Amount (000s)		Value
	Electronics – 0.9%
$5,955	OSI Systems, Inc., 1.25%, 9/1/22	$6,044,325
	Energy-Alternate Sources – 2.8%
1,505	Green Plains, Inc., 4.125%, 9/1/22	1,404,353
5,160	Pattern Energy Group, Inc., 4.00%, 7/15/20	5,147,487
12,690	Tesla Energy Operations, Inc., 1.625%, 11/1/19	12,080,982
		18,632,822
	Engineering & Construction – 0.6%
4,125	Tutor Perini Corp., 2.875%, 6/15/21	4,003,564
	Equity Real Estate Investment Trusts (REITs) – 1.3%
3,025	Two Harbors Investment Corp., 6.25%, 1/15/22	3,044,454
5,810	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	5,520,743
		8,565,197
	Insurance – 2.4%
8,605	AXA S.A., 7.25%, 5/15/21 (a)(b)	8,265,077
6,005	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	7,726,501
		15,991,578
	Investment Companies – 1.1%
7,205	Prospect Capital Corp., 6.375%, 3/1/25	7,087,919
	Oil, Gas & Consumable Fuels – 2.2%
4,905	Chesapeake Energy Corp., 5.50%, 9/15/26	4,504,880
1,940	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,567,770
1,720	Nabors Industries, Inc., 0.75%, 1/15/24	1,210,971
7,525	Whiting Petroleum Corp., 1.25%, 4/1/20	7,244,491
		14,528,112
	Pharmaceuticals – 2.1%
9,210	Dermira, Inc., 3.00%, 5/15/22	7,224,094
7,445	Tilray, Inc., 5.00%, 10/1/23 (a)(b)	6,444,578
		13,668,672
	Pipelines – 2.2%
18,700	Cheniere Energy, Inc., 4.25%, 3/15/45	14,317,187
	Semiconductors – 0.4%
2,970	Veeco Instruments, Inc., 2.70%, 1/15/23	2,530,963
	Software – 3.0%
4,400	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	3,894,369
11,915	Avid Technology, Inc., 2.00%, 6/15/20	10,842,650
2,130	DocuSign, Inc., 0.50%, 9/15/23 (a)(b)	2,279,100
3,015	Synchronoss Technologies, Inc., 0.75%, 8/15/19	2,976,954
		19,993,073
	Telecommunications – 1.5%
5,735	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	5,086,016
5,555	Infinera Corp., 2.125%, 9/1/24	4,687,031
		9,773,047
	Transportation – 0.9%
3,440	Echo Global Logistics, Inc., 2.50%, 5/1/20	3,431,675
3,555	Teekay Corp., 5.00%, 1/15/23 (a)(b)	2,679,581
		6,111,256
Total Convertible Bonds & Notes (cost-$231,718,735)		224,526,113

34	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

Shares		Value
Convertible Preferred Stock – 24.1%
	Banks – 4.3%
9,140	Bank of America Corp., 7.25%, Ser. L (f)	$11,845,440
12,835	Wells Fargo & Co., 7.50%, Ser. L (f)	16,467,305
		28,312,745
	Chemicals – 0.9%
63,645	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	3,178,431
25,690	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19, Ser. A	2,607,278
		5,785,709
	Diversified Financial Services – 1.0%
124,400	AMG Capital Trust II, 5.15%, 10/15/37	6,359,166
	Electric Utilities – 4.7%
83,335	CenterPoint Energy, Inc., 7.00%, 9/1/21, Ser. B	4,355,087
153,295	Dominion Energy, Inc., 6.75%, 8/15/19, Ser. A	7,551,312
111,635	NextEra Energy, Inc., 6.123%, 9/1/19	6,789,641
121,195	Sempra Energy, 6.00%, 1/15/21, Ser. A	12,570,345
		31,266,385
	Electronic Equipment, Instruments & Components – 1.0%
76,780	Belden, Inc., 6.75%, 7/15/19	6,414,201
	Electronics – 1.2%
7,625	Fortive Corp., 5.00%, 7/1/21, Ser. A	7,935,241
	Equity Real Estate Investment Trusts (REITs) – 3.8%
7,795	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	8,658,919
43,045	QTS Realty Trust, Inc., 6.50%, Ser. B (f)	4,514,990
476,235	RLJ Lodging Trust, 1.95%, Ser. A (f)	11,939,212
		25,113,121
	Gas Utilities – 0.3%
44,530	South Jersey Industries, Inc., 7.25%, 4/15/21	2,159,705
	Hand/Machine Tools – 1.3%
85,590	Stanley Black & Decker, Inc., 5.375%, 5/15/20	8,312,501
	Healthcare-Products – 2.2%
214,580	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	13,266,408
980	Danaher Corp., 4.75%, 4/15/22, Ser. A	1,003,231
		14,269,639
	Insurance – 2.0%
120,100	Assurant, Inc., 6.50%, 3/15/21, Ser. D	13,095,704
	Oil, Gas & Consumable Fuels – 0.2%
51,395	Nabors Industries Ltd., 6.00%, 5/1/21	1,314,170
	Real Estate – 1.2%
309,935	Ready Capital Corp., 7.00%, 8/15/23	8,138,893
Total Convertible Preferred Stock (cost-$148,111,407)		158,477,180
Preferred Stock (a)(e)(g)(k) – 1.3%
	Media – 1.3%
3,554	LiveStyle, Inc., Ser. A	483,522
76,572	LiveStyle, Inc., Ser. B (j)	7,657,200
5,000	LiveStyle, Inc., Ser. B (j)	50
Total Preferred Stock (cost-$12,855,448)		8,140,772

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	35

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

Shares		Value
Common Stock (e)(g)(j) – 0.1%
	Advertising – 0.1%
133,715	Affinion Group Holdings, Inc. Class A (cost-$2,371,020; purchased 11/9/15-11/12/15) (i)	$703,341
	Aerospace & Defense – 0.0%
6,354	Erickson, Inc. (a)	164,315
	Banks – 0.0%
42,233	CCF Holdings LLC Class A (i) (cost-$0; purchased 12/18/18)	4
21,429	CCF Holdings LLC Class B (l)(i) (cost-$0; purchased 12/12/18)	2
		6
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(k)	9
Total Common Stock (cost-$7,842,203)		867,671

Units
Warrants – 0.0%
	Media – 0.0%
19,500	LiveStyle, Inc., expires 11/30/21, Ser. C (a)(e)(g)(j)(k) (cost-$0)	2

Principal Amount (000s)
	Repurchase Agreements – 2.9%
$19,042	State Street Bank and Trust Co., dated 2/28/19, 0.50%, due 3/1/19, proceeds $19,042,264; collateralized by U.S. Treasury Notes, 2.50%, due 1/15/22, valued at $19,426,405 including accrued interest (cost-$19,042,000)	19,042,000
Total Investments (cost-$682,791,432) – 100.0%		656,812,276
Other liabilities in excess of assets		(5,386,762)
Preferred Shares		(271,525,000)
Net Assets Applicable to Common Shareholders		$379,900,514

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $164,910,552, representing 25.1% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $156,605,454, representing 23.8% of total investments.

(c)	When-issued or delayed-delivery. To be settled/delivered after February 28, 2019.

(d)	In default.

(e)	Fair-Valued–Securities with an aggregate value of $16,044,382, representing 2.4% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)	Perpetual maturity. The date shown, if any, is the next call date.

(g)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(i)	Restricted. The aggregate cost of such securities is $19,507,219. The aggregate value is $7,039,421, representing 1.1% of total investments.

(j)	Non-income producing.

36	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

(k)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.3% of total investments.

(l)	Affiliated security. (See Note 9)

(m)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/19
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$–	$5,723,975	$328,570	$6,052,545

Diversified Financial Services	–	16,078,538	6,707,363	22,785,901

Media	–	13,517,834	4	13,517,838

All Other	–	203,402,254	–	203,402,254
Convertible Bonds & Notes	–	224,526,113	–	224,526,113
Convertible Preferred Stock:

Diversified Financial Services	–	6,359,166	–	6,359,166

Electronics	–	7,935,241	–	7,935,241

Equity Real Estate Investment Trusts (REITs)	16,454,202	8,658,919	–	25,113,121

Gas Utilities	–	2,159,705	–	2,159,705

Hand/Machine Tools	–	8,312,501	–	8,312,501

Healthcare-Products	1,003,231	13,266,408	–	14,269,639

All Other	94,327,807	–	–	94,327,807
Preferred Stock	–	–	8,140,772	8,140,772
Common Stock	–	–	867,671	867,671
Warrants	–	–	2	2
Repurchase Agreements	–	19,042,000	–	19,042,000
Totals	$111,785,240	$528,982,654	$16,044,382	$656,812,276

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2019, was as follows:

	Beginning Balance 2/28/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$–	$–		$–	$–	$–

Diversified Financial Services	–	13,237,251	†	–	15,947	–

Media	–	–		–	–	–
Preferred Stock:

Media	8,491,150	–		(650,957)	–	181,840
Common Stock:

Advertising	2,024,445	–		–	–	–

Aerospace & Defense	199,452	–		–	–	–

Banks	–	–	†	–	–	–

Media	9	–		–	–	–
Warrants:

Commercial Services	273	–		– ††	–	(183,305)

Media	2	–		–	–	–
Totals	$10,715,331	$13,237,251		$(650,957)	$15,947	$(1,465)

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	37

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 2/28/19
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$–	$328,570	*	$–	$328,570

Diversified Financial Services	(6,545,835)	–		–	6,707,363

Media	–	4	**	–	4
Preferred Stock:

Media	118,739	–		–	8,140,772
Common Stock:

Advertising	(1,321,104)	–		–	703,341

Aerospace & Defense	(35,137)	–		–	164,315

Banks	6	–		–	6

Media	–	–		–	9
Warrants:

Commercial Services	183,032	–		–	–

Media	–	–		–	2
Totals	$(7,600,299)	$328,574		$–	$16,044,382

*	At February 28, 2019, a security valued at $328,570 was transferred from Level 2 to Level 3. The transfer resulted from the lack of a current valuated price from independent pricing service at February 28, 2019 for the security.

**	At February 28, 2019, a security valued at $4 was transferred from Level 2 to Level 3. The transfer was due to uncertainty regarding the receipt of updated financial statements and data related to a current evaluated price.

†	Issued via corporate action.

††	Removed from accounting records as worthless.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2019:

	Ending Balance at 2/28/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets

Corporate Bonds & Notes:

Diversified Financial Services	$6,707,363	Market and Company Comparables	Implied Price	$48.74

Preferred Stock:	$8,050,722	Market and Company Comparables	EV Multiples Illiquidity Discount	0.74x (0.25x – 1.28x) 25%

Common Stock:	$703,341	Market and Company Comparables	EV Multiples Illiquidity Discount	5.67x (2.06x – 11.77x) 20%

	$164,315	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.60x (0.42x – 0.74x) 0.87x (0.32x – 2.12x) 40%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

38	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2019 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2019, was $(7,923,366). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Glossary:

FRN	-	Floating Rate Note
PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	39

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40	Annual Report	| February 28, 2019

Statements of Assets and Liabilities

AllianzGI Convertible & Income Funds

February 28, 2019

	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Assets:

Investments, at value, including securities on loan of $60,040,590, $24,675,414, and $0, respectively (cost-$250,170,885, $897,608,858 and $682,791,432, respectively)	$245,830,260	$861,565,894	$656,812,276
Cash	119,756	1,323,322	1,045,949
Receivable for investments sold	6,797,418	13,990,544	10,627,776
Interest and dividends receivable	2,433,104	10,333,262	7,833,217
Investments in Affiliated Funds – Trustees Deferred Compensation Plan (see Note 3)	17,317	132,728	101,030
Prepaid expenses	3,598	30,699	56,142
Total Assets	255,201,453	887,376,449	676,476,390

Liabilities:

Loan payable (See Note 8)	69,700,000	28,851,500	–

Payable for investments purchased	6,723,343	24,870,776	18,980,172
Dividends payable to common and preferred shareholders	839,823	6,825,947	5,384,882
Loan interest payable	175,800	72,480	–
Investment management fees payable	141,093	458,166	349,189
Payable for offering cost	–	20,620	21,820
Trustees Deferred Compensation Plan payable (see Note 3)	17,317	132,728	101,030
Accrued expenses	284,921	221,550	213,783
Total Liabilities	77,882,297	61,453,767	25,050,876
Auction-Rate Preferred Shares( $25,000 liquidation preference per share applicable to an aggregate of 0, 8,931 and 6,501 shares issued and outstanding, respectively)	–	223,275,000	162,525,000
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 0, 4,000,000 and 4,360,000 shares issued and outstanding, respectively)	–	100,000,000	109,000,000
Net Assets Applicable to Common Shareholders	$177,319,156	$502,647,682	$379,900,514

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$183	$896	$756
Paid-in-capital in excess of par	179,013,845	775,752,172	594,144,025
Total distributable earnings (loss)	(1,694,872)	(273,105,386)	(214,244,267)
Net Assets Applicable to Common Shareholders	$177,319,156	$502,647,682	$379,900,514
Common Shares Issued and Outstanding	18,257,012	89,613,563	75,583,392
Net Asset Value Per Common Share	$9.71	$5.61	$5.03

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	41

Statements of Operations

AllianzGI Convertible & Income Funds

Year ended February 28, 2019

	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Investment Income:

Interest	$11,970,210	$41,512,379	$31,454,782

Dividends	1,313,299	16,593,134	12,583,853

Miscellaneous	93,823	63,329	47,964
Total Investment Income	13,377,332	58,168,842	44,086,599

Expenses:
Investment management	1,853,838	6,250,519	4,760,464
Loan Interest	2,208,856	917,690	342,944
Auction agent and commissions	–	305,900	238,451
Line of credit commitment	–	189,180	168,275
Excise tax	142,595	–	–
Custodian and accounting agent	121,390	126,425	107,442
Legal	112,309	187,569	193,787
Audit and tax services	88,243	112,202	112,252
Shareholder communications	25,673	100,049	85,869
Transfer agent	25,200	53,241	52,281
New York Stock Exchange listing	12,500	47,234	39,765
Trustees	12,092	36,448	26,807
Insurance	9,206	18,628	15,392
Miscellaneous	6,044	92,007	94,288
Total Expenses	4,617,946	8,437,092	6,238,017

Net Investment Income	8,759,386	49,731,750	37,848,582

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on investments	2,238,286	(47,570,706)	(36,496,320)
Net change in unrealized appreciation/depreciation of investments	(2,360,917)	(9,509,827)	(7,065,306)

Net realized and change in unrealized loss	(122,631)	(57,080,533)	(43,561,626)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	8,636,755	(7,348,783)	(5,713,044)
Dividends on Preferred Shares from Net Investment Income	–	(10,585,245)	(8,854,040)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$8,636,755	$(17,934,028)	$(14,567,084)

42	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Convertible & Income 2024 Target Term Fund

	Year ended February 28, 2019	Period from June 30, 2017* through February 28, 2018
Investment Operations:

Net investment income	$8,759,386	$6,336,947
Net realized gain	2,238,286	1,089,016
Net change in unrealized appreciation/depreciation	(2,360,917)	(1,979,708)
Net increase in net assets resulting from investment operations	8,636,755	5,446,255

Dividends and Distributions to Shareholders from:

Net Investment Income	–	(5,878,756)
Total distributions paid**	(10,077,871)	–
Total dividends and distributions to shareholders	(10,077,871)	(5,878,756)

Share Transactions:

Net proceeds from shares issued in offering	–	179,457,239
Offering costs charged to paid-in capital in excess of par	–	(364,936)
Reinvestment of dividends and distributions	–	468
Net increase from share transactions	–	179,092,771
Total increase (decrease) in net assets	(1,441,116)	178,660,270

Net Assets:

Beginning of period	178,760,272	100,002
End of period***	$177,319,156	$178,760,272

Shares Activity:

Shares outstanding, beginning of period	18,257,012	10,168

Shares issued	–	18,246,796
Shares issued in reinvestment of dividends and distributions	–	48
Shares outstanding, end of period	18,257,012	18,257,012

–	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.
**	Distributions from net investment income and net realized capital gains are combined for the year ended February 28, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the period ended February 28, 2018 have not been reclassified to conform to the current year presentation.
***	Net Assets - End of period includes undistributed of net investment income of $574,250 as of February 28, 2018.

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	43

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Year ended February 28, 2019	Year ended February 28, 2018
Investment Operations:

Net investment income	$49,731,750	$60,943,168
Net realized gain (loss)	(47,570,706)	18,030,865
Net change in unrealized appreciation/depreciation	(9,509,827)	(32,466,081)
Net increase (decrease) in net assets resulting from investment operations	(7,348,783)	46,507,952

Dividends on Preferred Shares from Net Investment Income	(10,585,245)	(6,007,597)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(17,934,028)	40,500,355

Dividends and Distributions to Common Shareholders from:

Net investment income	–	(68,079,863)
Return of capital	(24,588,590)	(959,598)
Total distributions paid*	(45,008,107)	–
Total dividends and distributions to common shareholders	(69,596,697)	(69,039,461)

Preferred Share Transactions:

Net increase resulting from tender of Auction-Rate Preferred Shares (see Note 7)	8,023,500	–
Offering costs for cumulative preferred shares charged to paid-in capital (see Note 11)	(3,752,438)	–

Common Share Transactions:

Reinvestment of dividends and distributions	5,040,507	4,211,517
Total decrease in net assets applicable to common shareholders	(78,219,156)	(24,327,589)

Net Assets Applicable to Common Shareholders:

Beginning of year	580,866,838	605,194,427
End of year**	$502,647,682	$580,866,838

Common Shares Activity:

Common shares outstanding, beginning of year	88,808,652	88,185,843
Common shares issued in reinvestment of dividends and distributions	804,911	622,809
Common shares outstanding, end of year	89,613,563	88,808,652

–	May reflect actual amounts rounding to less than $1.
*	Distributions from net investment income and net realized capital gains are combined for the year ended February 28, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended February 28, 2018 have not been reclassified to conform to the current year presentation.
**	Net Assets - End of year includes dividends in excess of net investment income of $(8,534,373) as of February 28, 2018.

44	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Year ended February 28, 2019	Year ended February 28, 2018
Investment Operations:

Net investment income	$37,848,582	$46,067,795
Net realized gain (loss)	(36,496,320)	15,554,119
Net change in unrealized appreciation/depreciation	(7,065,306)	(25,318,362)
Net increase (decrease) in net assets resulting from investment operations	(5,713,044)	36,303,552

Dividends on Preferred Shares from Net Investment Income	(8,854,040)	(4,610,846)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(14,567,084)	31,692,706

Dividends and Distributions to Common Shareholders from:

Net investment income	–	(45,589,913)
Return of capital	(18,171,046)	(5,945,822)
Total distributions paid*	(33,756,734)	–
Total dividends and distributions to common shareholders	(51,927,780)	(51,535,735)

Preferred Share Transactions:

Net increase resulting from tender of Auction-Rate Preferred Shares (see Note 7)	6,688,500	–
Offering costs for cumulative preferred shares charged to paid-in capital (see Note 11)	(4,028,159)	–

Common Share Transactions:

Reinvestment of dividends and distributions	3,629,251	2,964,037
Total decrease in net assets applicable to common shareholders	(60,205,272)	(16,878,992)

Net Assets Applicable to Common Shareholders:

Beginning of year	440,105,786	456,984,778
End of year**	$379,900,514	$440,105,786

Common Shares Activity:

Common shares outstanding, beginning of year	74,921,851	74,430,542
Common shares issued in reinvestment of dividends and distributions	661,541	491,309
Common shares outstanding, end of year	75,583,392	74,921,851

–	May reflect actual amounts rounding to less than $1.
*	Distributions from net investment income and net realized capital gains are combined for the year ended February 28, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended February 28, 2018 have not been reclassified to conform to the current year presentation.
**	Net Assets - End of year includes dividends in excess of net investment income of $(6,418,474) as of February 28, 2018.

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	45

Statement of Cash Flows*

AllianzGI Convertible & Income 2024 Target Term Fund

Year ended February 28, 2019

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$8,636,755

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(279,103,090)
Proceeds from sales of long-term investments	279,013,587
Purchases of short-term portfolio investments, net	810,000
Net change in unrealized appreciation/depreciation	2,360,917
Net amortization/accretion on investments	(237,551)
Net realized gain	(2,238,286)
Increase in payable for investments purchased	4,717,735
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(14,609)
Increase in Trustees Compensation Plan payable	14,609
Increase in receivable for investments sold	(4,867,487)
Decrease in interest and dividends receivable	833,033
Decrease in tax reclaims receivable	9,625
Decrease in receivable for principal paydowns	19,790
Decrease in prepaid expenses	12,374
Decrease in investment management fees payable	(1,655)
Increase in accrued expenses and other liabilities	79,662
Increase in loan interest payable	164,526
Net cash provided by operating activities	10,209,935

Cash Flows used for Financing Activities:
Decrease in payable to custodian for cash overdraft	(12,308)
Cash dividends paid	(10,077,871)
Net cash used for financing activities	(10,090,179)
Net increase in cash	119,756

Cash:
Beginning of year	–
End of year	$119,756

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	2,884,541

Supplemental Disclosure of Cash Flow Information:	–
Interest expense paid on loan	$2,044,330

* Statement of Cash Flows is not required for Convertible & Income and Convertible & Income II.

46	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income 2024 Target Term Fund

For a common share outstanding throughout each period^:

	Year ended February 28, 2019	Period from June 30, 2017* through February 28, 2018
Net asset value, beginning of period	$9.79	$9.84	**
Investment Operations:

Net investment income	0.48	0.35
Net realized and change in unrealized gain (loss)	(0.01)	(0.06)
Total from investment operations	0.47	0.29
Dividends to Shareholders from:

Net Investment Income	(0.50)	(0.32)

Net realized gains	(0.05)	–
Total dividends and distributions to shareholders	(0.55)	(0.32)
Share Transactions:

Capital charge resulting from issuance of common shares and related offering costs	–	(0.02)
Net asset value, end of period	$9.71	$9.79
Market price, end of period	$9.00	$9.22
Total Investment Return (1)	3.72%	(4.59)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s)	$177,319	$178,760
Ratio of expenses to average net assets, including interest expense (2)(5)	2.60%	2.14	%(3)(4)
Ratio of expenses to average net assets, excluding interest expense (2)(5)	1.36%	1.23	%(3)(4)
Ratio of net investment income to average net assets (5)	4.94%	5.47	%(3)(4)
Portfolio turnover rate	116%	66%

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
**	Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Interest expense relates to participation in the debt financing (See Note 8).
(3)	Annualized, unless otherwise noted.
(4)	Certain expenses incurred by the Fund were not annualized.
(5)	Inclusive of excise tax expense of 0.08% and 0.02% (not annualized) for the year ended February 28, 2019 and the period ended February 28, 2018, respectively.

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	47

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each year^:

	Year ended

	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015
Net asset value, beginning of year	$6.54	$6.86	$5.50	$8.44	$9.49
Investment Operations:

Net investment income	0.56	0.69	0.73	0.83	0.87
Net realized and change in unrealized gain (loss)	(0.64)	(0.16)	1.44	(2.83)	(0.85)
Total from investment operations	(0.08)	0.53	2.17	(2.00)	0.02
Dividends on Preferred Shares from Net Investment Income(1)	(0.12)	(0.07)	(0.03)	(0.01)	–

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.20)	0.46	2.14	(2.01)	0.02
Dividends and Distributions to Common Shareholders from:

Net Investment Income	(0.50)	(0.77)	(0.78)	(0.93)	(1.08)
Return of capital	(0.28)	(0.01)	–	–	–
Total dividends and distributions to common shareholders	(0.78)	(0.78)	(0.78)	(0.93)	(1.08)
Preferred Share Transactions:

Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	0.09	–	–	–	–
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	(0.04)	–	–	–	–
Common Share Transactions:

Accretion to net asset value, resulting from offerings	–	–	–	–	0.01
Capital charge resulting from issuance of common shares and related offering costs	–	–	–	–	–
Total common share transactions	–	–	–	–	0.01
Net asset value, end of year	$5.61	$6.54	$6.86	$5.50	$8.44 (2)
Market price, end of year	$6.24	$6.93	$6.93	$4.92	$9.12
Total Investment Return (3)	2.00%	12.22%	59.15%	(38.23)%	0.37%

48	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each year^: (continued)

	Year ended

	February 28, 2019		February 28, 2018	February 28, 2017		February 29, 2016		February 28, 2015
RATIOS/SUPPLEMENTAL DATA:

Net assets, applicable to common shareholders, end of year (000s)	$502,648		$580,867	$605,194		$484,512		$739,983
Ratio of expenses to average net assets, including interest expense(4)(6)	1.56	%(7)	1.28%	1.36	%(5)	1.26	%(5)	1.23	%(5)
Ratio of expenses to average net assets, excluding interest expense (4)(6)	1.39	%(7)	1.28%	1.36	%(5)	1.26	%(5)	1.23	%(5)
Ratio of net investment income to average net assets (4)	9.22	%(7)	10.32%	11.33	%(5)	11.51	%(5)	9.73	%(5)
Auction-Rate Preferred shares asset coverage per share	$63,752	(8)	$65,668	$67,376		$58,927		$76,819
Cumulative Preferred shares asset coverage per share	$64	(8)	–	–		–		–
Cumulative Preferred shares average market value	$24.46	(9)	–	–		–		–
Portfolio turnover rate	41%		34%	28%		51%		56%

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(4)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(5)	Inclusive of excise tax expense of 0.03%, less than 0.005% and 0.05% for the years ended February 28, 2017, February 29, 2016 and February 28, 2015, respectively.
(6)	Interest expense relates to participation in the debt financing (See Note 8).
(7)	Inclusive of tender offer expenses of 0.03%.
(8)	Asset coverage per share is calculated by combining all preferred shares.
(9)	Based on daily closing market prices.

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	49

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each year^:

	Year ended

	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015
Net asset value, beginning of year	$5.87	$6.14	$4.89	$7.56	$8.53
Investment Operations:

Net investment income	0.50	0.62	0.66	0.75	0.80
Net realized and change in unrealized gain (loss)	(0.57)	(0.14)	1.30	(2.55)	(0.75)
Total from investment operations	(0.07)	0.48	1.96	(1.80)	0.05
Dividends on Preferred Shares from Net Investment Income(1)	(0.12)	(0.06)	(0.02)	(0.01)	–

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.19)	0.42	1.94	(1.81)	0.05
Dividends and distributions to Common Shareholders from:

Net Investment Income	(0.45)	(0.61)	(0.69)	(0.86)	(1.02)
Return of capital	(0.24)	(0.08)	–	–	–
Total dividends and distributions to common shareholders	(0.69)	(0.69)	(0.69)	(0.86)	(1.02)
Preferred Share Transactions:

Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	0.09	–	–	–	–
Capital change resulting from issuance of Cumulative Preferred Shares and related offering cost	(0.05)	–	–	–	–
Net asset value, end of year	$5.03	$5.87	$6.14	$4.89	$7.56 (2)
Market price, end of year	$5.44	$6.10	$6.17	$4.46	$8.58
Total Investment Return(3)	1.14%	10.84%	56.31%	(40.34)%	(0.81)%

50	Annual Report	| February 28, 2019 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each year^:

	Year ended

	February 28, 2019		February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015
RATIOS/SUPPLEMENTAL DATA:

Net assets, applicable to common shareholders, end of year (000s)	$379,901		$440,106	$456,985	$363,991	$559,342
Ratio of expenses to average net assets, including interest expense(4)(5)	1.53	%(6)	1.32%	1.37%	1.28%	1.19%
Ratio of expenses to average net assets, excluding interest expense(4)(5)	1.44	%(6)	1.32%	1.37%	1.28%	1.19%
Ratio of net investment income to average net assets(4)	9.28	%(6)	10.31%	11.46%	11.58%	9.87%
Auction-Rate Preferred shares asset coverage per share	$59,845	(7)	$65,147	$66,691	$58,208	$76,034
Cumulative Preferred shares asset coverage per share	$60	(7)	–	–	–	–
Cumulative Preferred shares average market value	$24.04	(8)	–	–	–	–
Portfolio turnover rate	41%		33%	28%	51%	57%

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(4)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(5)	Interest expense relates to participation in the debt financing (See Note 8).
(6)	Inclusive of tender offer expenses of 0.04%.
(7)	Asset coverage per share is calculated by combining all preferred shares.
(8)	Based on daily closing market prices.

See accompanying Notes to Financial Statements	| February 28, 2019 |	Annual Report	51

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies

AllianzGI Convertible & Income 2024 Target Term Fund (“Convertible & Income 2024 Target Term”), AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on March 21, 2017, January 17, 2003 and April 22, 2003, respectively and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), serves as the Funds’ investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America, L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Convertible & Income 2024 Target Term’s investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share of beneficial interest before deducting offering costs of $0.02 per share) (the “Original NAV”) to holders of common shares on or about September 1, 2024 (the “Termination Date”). The objective to return

Convertible & Income 2024 Target Term’s Original NAV is not an express or implied guarantee obligation of Convertible & Income 2024 Target Term, the Investment Manager or any other entity, and an investor may receive less than the Original NAV upon termination of Convertible & Income 2024 Target Term. Convertible & Income 2024 Target Term attempts to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to the then-record holders of common shares, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term.

Convertible & Income and Convertible & Income II each have an investment objective is to provide total return through a combination of capital appreciation and high current income. Convertible & Income and Convertible & Income II attempt to achieve this objective by investing in a portfolio of domestic convertible securities and non-convertible income-producing securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

52	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board of Trustees of each Fund (together, the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Funds’ maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market values for various types of the securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market based on quotes or other market information obtained from quotation reporting systems, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated the responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as

February 28, 2019	| Annual Report	53

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
∎

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

∎

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the

54	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

February 28, 2019	| Annual Report	55

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of February 28, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders – Common Shares

The distributions by Convertible & Income 2024 Target Term may be comprised in varying portions of net investment income, capital gains, including short-term or long-term capital gains, and return of capital. Convertible & Income 2024 Target Term may distribute some or all net realized long-term capital gains not previously distributed, if any, at least annually.

The Funds declare dividends from net investment income to common shareholders monthly. The distributions by Convertible & Income and Convertible & Income II may be

56	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

comprised in varying proportions of net investment income and return of capital. Convertible & Income and Convertible & Income II distribute net realized capital gains, if any, at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

The Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or

February 28, 2019	| Annual Report	57

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

“DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Convertible & Income 2024 Target Term’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash

58	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Convertible & Income and Convertible & Income II do not require a Statement of Cash Flows.

(k) Loan Interest Expense

With respect to Convertible & Income 2024 Target Term, loan interest expense relates to amounts borrowed under the BNP Facility (see Note 8) and under its SSB Facility (see Note 8). With respect to Convertible & Income and Convertible & Income II, loan interest expense relates to amounts borrowed under each Fund’s respective SSB Facility (See Note 8). Loan interest expense is recorded as it is incurred.

(l) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of February 28, 2019, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) New Accounting Pronouncements

In August 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. ASUs 2016-15 and 2016-18 took effect on March 1, 2018 and the financial statements have been modified accordingly, as applicable.

In March 2017, FASB issued ASU 2017-08, “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium

February 28, 2019	| Annual Report	59

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

1. Organization and Significant

Accounting Policies (continued)

Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of March 1, 2018. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the disclosure requirements for fair value measurement”. ASU 2018-13 removes the disclosure requirements for the amounts of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has reviewed ASU 2018-13 and resolved to adopt immediately certain aspects of the ASU related to the removal and modification of certain fair measurement disclosures.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the year ended February 28, 2019. The distributions to shareholders in the February 28, 2018, Statements of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks. Additionally, Convertible & Income 2024 Target Term is exposed to limited term risk.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a

60	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

2. Principal Risks (continued)

real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a Funds may lose money as a result of movements in interest rates. A Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the

February 28, 2019	| Annual Report	61

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

2. Principal Risks (continued)

extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 6 and Note 11, Convertible & Income and Convertible & Income II have auction-rate and cumulative preferred shares outstanding. As discussed further in Note 8, the Funds have entered into a liquidity facility.

Convertible & Income 2024 Target Term is exposed to limited term risk. The Fund has a limited term feature, pursuant to which it intends, on or about September 1, 2024, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to its then record shareholders, unless the term is extended by the Fund’s Board of Trustees (for up to six months) and absent Trustee and shareholder approval to amend the limited term. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security has entered into default or bankruptcy, or otherwise is in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning the Original NAV to Common Shareholders on or about the Termination Date, this is not a guarantee and the Fund may not be successful in achieving this objective. There can be no assurance that the Fund will be able to return the Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Fund, the Investment Manager or any other entity.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

3. Investment Manager & Deferred Compensation

(a) Investment Manager

Each Fund has an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is

62	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

3. Investment Manager & Deferred Compensation (continued)

responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, Convertible & Income 2024 Target Term pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.75% of its average daily total managed assets. Total managed assets for Convertible & Income 2024 Target Term refer to the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). Pursuant to their Agreements, Convertible & Income and Convertible & Income II, pay the Investment Manager an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets for Convertible & Income and Convertible & Income II refer to the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Deferred Compensation

The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and Allianz Funds Multi-Strategy Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

4. Investments in Securities

For the year ended February 28, 2019, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income 2024 Target Term	$277,075,020	$279,013,587
Convertible & Income	357,751,214	370,393,065
Convertible & Income II	271,101,104	282,346,860

February 28, 2019	| Annual Report	63

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

5. Income Tax Information

The tax character of dividends and distributions paid was:

	Year ended February 28, 2019		Year ended February 28, 2018
	Ordinary Income(1)	Return of Capital	Ordinary Income	Return of Capital
Convertible & Income 2024 Target Term	$10,077,871	–	$5,878,756	–
Convertible & Income	55,593,352	$24,588,590	74,087,460	$959,598
Convertible & Income II	42,610,774	18,171,046	50,200,759	5,945,822
(1) Includes short-term capital gains, if any. At February 28, 2019, the components of distributable earnings were:

			Post-October Capital Loss (Gain)(3)
	Ordinary Income	Capital Loss Carryforwards(2)	Short-Term	Long-Term
Convertible & Income 2024 Target Term	$5,016,841	–	–	$296,717
Convertible & Income	–	$191,253,089	$1,788,364	30,882,388
Convertible & Income II	–	153,009,251	1,348,103	23,628,180

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Net capital losses realized during the period November 1, 2018 through February 28, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At February 28, 2019, capital loss carryforward amounts were:

	No Expiration(4)
	Short-Term	Long-Term
Convertible & Income	$75,266,092	$115,986,997
Convertible & Income II	57,349,490	95,659,761

(4)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

64	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

5. Income Tax Information (continued)

For the year ended February 28, 2019, the Funds utilized the following amounts of capital loss carryforwards:

For the year ended February 28, 2019, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital In Excess of Par
Convertible & Income 2024 Target Term (a)(b)(c)(d)	$726,208	$(583,613)	$(142,595)
Convertible & Income (a)(b)(c)	5,861,428	(5,861,428)	–
Convertible & Income II (a)(b)(c)	4,495,225	(4,495,225)	–

These permanent “book-tax” differences were primarily attributable to:

(a)	Treatment of bond premium amortization
(b)	Reclassification of consent fee
(c)	Section 305 sales adjustment
(d)	Non-deductible excise tax paid

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At February 28, 2019, the aggregate cost basis and net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Depreciation
Convertible & Income 2024 Target Term	$251,388,116	$2,097,240	$7,655,096	$(5,557,856)
Convertible & Income	903,565,225	32,818,304	74,817,635	(41,999,331)
Convertible & Income II	687,416,107	25,755,134	56,358,965	(30,603,831)

(5)	Differences between book and tax cost basis were attributable to wash sale loss deferrals, Section 305 adjustments and the differing treatment of bond premium amortization.

6. Auction-Rate Preferred Shares

Convertible & Income has 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 1,296 shares of Preferred Shares Series A, 1,512 shares of

Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

February 28, 2019	| Annual Report	65

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

6. Auction-Rate Preferred Shares (continued)

For the year ended February 28, 2019, the annualized dividend rates paid with respect to the Auction-Rate Preferred shares of Convertible & Income and Convertible & Income II ranged from:

	High	Low	At February 28, 2019
Series A	3.633%	2.162%	3.588%

Series B	3.588%	2.147%	3.588%

Series C	3.588%	2.162%	3.543%

Series D	3.603%	2.162%	3.603%

Series E	3.633%	2.177%	3.603%

Convertible & Income and Convertible & Income II are subject to certain limitations and restrictions while Auction-Rate Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Auction-Rate Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Auction-Rate Preferred shareholders, who are entitled to one vote per share on most matters generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Auction-Rate Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for the Preferred shares (which are ARPS) issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, which for the Funds is equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On May 29, 2014, Moody’s Investors Service upgraded each Fund’s ARPS ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds’ ARPS continue to fail and the “maximum rate” payable on the ARPS rises as result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Tender Offer

On June 20, 2018, the Board announced a tender offer to purchase for cash up to 100% of

66	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

7. Tender Offer (continued)

the outstanding ARPS of each of Convertible & Income and Convertible & Income II at a price equal to 94% of the ARPS’ liquidation preference of $25,000 per share (or $23,500 per share) plus any unpaid dividends accrued through the expiration date of each tender offer, or such later date to which such tender offer may be extended (each a “Tender Offer” and, together, the “Tender Offers”).

On June 28, 2018, Convertible & Income and Convertible & Income II each commenced its respective Tender Offer. The tables below include the per share liquidation preference and tender offer price per share for the ARPS of each of Convertible & Income and Convertible & Income II.

On July 31, 2018, the Tender Offers expired and Convertible & Income and Convertible & Income II announced the results of the Tender Offers. With respect to Convertible & Income, 5,349 ARPS were tendered, representing approximately 37% of the outstanding ARPS. With respect to Convertible & Income II, 4,459 ARPS were tendered, representing approximately 41% of the outstanding ARPS. The Tender Offers resulted in accretion to the NAVs of common shareholders of $0.09 per common share for both Convertible & Income and Convertible & Income II. The ARPS of Convertible & Income and Convertible & Income II that were not tendered remain outstanding.

Details of the ARPS tendered and not withdrawn per series for the year ended February 28, 2019 are provided in the table below:

Convertible & Income	Liquidation Preference Per share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered Including Accrued Dividends	ARPS Outstanding as of 2/28/2018	ARPS Tendered	ARPS Outstanding after Tender Offer as of 2/28/2019
Series A	$25,000	$23,500	94%	$22,608,878	2,856	962	1,894

Series B	25,000	23,500	94%	25,309,500	2,856	1,077	1,779

Series C	25,000	23,500	94%	22,265,661	2,856	947	1,909

Series D	25,000	23,500	94%	23,838,959	2,856	1,014	1,842

Series E	25,000	23,500	94%	31,706,769	2,856	1,349	1,507

				$125,729,767	14,280	5,349	8,931

February 28, 2019	| Annual Report	67

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

7. Tender Offer (continued)

Convertible & Income II	Liquidation Preference Per share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered Including Accrued Dividends	ARPS Outstanding as of 2/28/2018	ARPS Tendered	ARPS Outstanding after Tender Offer as of 2/28/2019
Series A	$25,000	$23,500	94%	$21,057,750	2,192	896	1,296

Series B	25,000	23,500	94%	15,980,000	2,192	680	1,512

Series C	25,000	23,500	94%	22,406,732	2,192	953	1,239

Series D	25,000	23,500	94%	24,356,175	2,192	1,036	1,156

Series E	25,000	23,500	94%	21,012,491	2,192	894	1,298

				$104,813,148	10,960	4,459	6,501

8. Liquidity Facility

Each of Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II has entered into a liquidity facility (each a “SSB Facility” and together the “SSB Facilities”) with State Street Bank & Trust Company (“State Street”). The Funds pledge their assets as collateral to secure obligations under the SSB Facilities. The Funds retain the risks and rewards of the ownership of assets pledged to secure obligations under the SSB Facilities. As part of the SSB Facilities, the Funds make assets available for securities lending transactions with State Street acting as the Funds’ authorized agent for these transactions. All transactions initiated through State Street are required to be secured with cash collateral received from the securities borrower (the “Borrower”). Securities lending transactions will be secured with cash collateral in amounts no less than 100% of the market value of the securities utilized in these transactions. Cash received by State Street from securities lending is credited against borrowings under the SSB Facilities.

Upon return of securities by the Borrower, State Street will return the cash collateral to the Borrower, as applicable, which will eliminate the credit against the borrowings and will cause the draw-downs under the SSB Facilities to increase by the amounts returned. Borrowing fees on the loaned securities are retained by State Street.

State Street indemnifies the Funds for certain losses that may arise if the Borrower fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, State Street uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If such collateral is insufficient, the purchase of replacement securities is made at State Street’s sole cost and expense. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower and through State Street Bank indemnification, the Funds could experience a delay in recovering securities or could experience a lower than expected return if the Borrower fails to return the securities on a timely basis.

68	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

8. Liquidity Facility (continued)

State Street may fund drawdowns under a State Street Facility through reverse repurchase agreements in a manner and on terms that are substantially similar to the securities loans described above. None of the Funds’ borrowings during the reporting period were funded though reverse repurchase agreements. The maximum capital commitment amounts under the respective SSB Facilities are $71,000,000, $265,000,000 and $210,000,000, respectively for Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II. Interest on amounts drawn under each SSB Facility is charged at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.55%, with a commitment fee of 0.15% payable on the maximum capital commitment amount less the amount drawn in any month when the amount drawn is less than 85% of the commitment amount on any day. At February 28, 2019, the Convertible & Income 2024 Target Term and Convertible & Income had borrowings outstanding under the SSB Facilities totaling $69,700,000 and $28,851,500, respectively, which are shown in the Statement of Assets and Liabilities as Loan Payable. Convertible & Income II did not have borrowings outstanding at February 28, 2019. The interest rate charged at February 28, 2019, was 3.17%. During the period ended February 28, 2019 when the Funds had outstanding borrowings, the weighted average daily balances outstanding for Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II were $69,700,000, $51,693,481 and $104,786,500 respectively, at the weighted average interest rate of 3.125%, 3.015% and 2.875%, respectively. Convertible & Income 2024 Target Term previously had a margin loan financing agreement with BNP Paribas Prime Brokerage International Ltd. at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90% which expired on June 26, 2018 (the “BNP Facility”). Loan interest expense of $2,208,856, $917,690 and $342,944, respectively, are included in the Funds’ Statements of Operations.

As of February 28, 2019, Convertible & Income 2024 Term and Convertible & Income used approximately $61,275,560 and $25,079,779, respectively, of the cash collateral received from the Liquidity Facility to credit against borrowings under the SSB Facilities, representing 24.8% and 2.9% of managed assets, respectively. Cash and securities purchased with cash received through the Liquidity Facility are included in cash and investment line items per the Statements of Assets and Liabilities. As of February 28, 2019, $60,040,590 and $24,675,414 of securities were on loan, respectively, under the SSB Facilities for Convertible & Income 2024 Target Term and Convertible & Income. These amounts are reflected on the Statements of Assets and Liabilities in Investments, at value.

Any Fund may terminate its SSB Facility with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, an SSB Facility could be deemed in default and result in termination. Absent a default or facility termination event, State Street is required to provide a Fund with 360 days’ notice prior to terminating such Fund’s SSB Facility.

9. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 3 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of

February 28, 2019	| Annual Report	69

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

9. Related Party Transactions (continued)

having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended February 28, 2019, Convertible & Income Fund and Convertible &

Income Fund II engaged in purchases of securities pursuant to Rule 17a-7 of the 1940 Act in the amount of $70,800 and $53,100, respectively.

An affiliated issuer includes any company in which a Fund held 5% or more of a company’s outstanding voting shares at any point during the fiscal year.

The table below represents transactions in and earnings from Class B common units of CCF Holdings LLC, an affiliated security, during the year ended February 28, 2019:

	Market Value 2/28/2018	Purchases at Cost†	Proceeds from Sales	Unrealized Appreciation	Market Value 2/28/2019	Dividend Income	Net Realized Gain (Loss)
Convertible & Income 2024 Target Term	$–	$–	$–	$1	$1	$–	$–
Convertible & Income	–	–	–	2	2	–	–
Convertible & Income II	–	–	–	2	2	–	–

†	Issued via corporate action

10. Common Shares Issued

During the fiscal year ended February 28, 2018, Convertible & Income 2024 Target Term issued 16,500,000 common shares in its initial public offering. An additional 1,746,796 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at $9.835 per share (public offering price of $10.00 per share less sales load of 1.65% the offering price). Offering costs of $364,936 (representing $0.02 per share) were incurred by Convertible & Income 2024 Target Term for the shares issued in the initial offering and the exercise of the underwriter’s over-allotment option and were charged to paid-in capital in excess of par. The Investment Manager agreed to pay all offering costs associated with the public offering (other than the sales load) exceeding $0.02 per share, which came to $1,170,064.

11. Cumulative Preferred Shares

On September 11, 2018, Convertible & Income II issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000 (“NCZ Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 11, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, the Convertible & Income II may at any time, upon notice of redemption, redeem the NCZ Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.50% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income II received a long-term rating of “AAA” from Fitch Ratings.

70	Annual Report	| February 28, 2019

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 28, 2019

11. Cumulative Preferred Shares (continued)

The net proceeds of the issuance were used to repay the full amount outstanding under the SSB Facility.

On September 20, 2018, Convertible & Income issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000 (“NCV Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 20, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, the Convertible & Income may at any time, upon notice of redemption, redeem the NCV Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.625% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income received a long-term rating of “AAA” from Fitch Ratings. The net proceeds of the issuance were used to repay a portion of the amount outstanding under the SSB Facility.

12. Significant Account Holder

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund. At February 28, 2019, RiverNorth Capital Management, LLC. and Punch & Associates Investment Management Inc. each held 5% or more of shares of common stock of Convertible & Income 2024 Target Term. At February 28, 2019, RiverNorth Capital Management, LLC, FGL Holdings and Conning Inc. each held 5% or more of cumulative preferred shares of Convertible & Income. At February 28, 2019, FGL Holdings held 5% or more of cumulative preferred shares of Convertible & Income II.

13. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 1, 2019 the following quarterly dividends were declared to cumulative preferred shareholders, payable April 1, 2019 to shareholders of record on March 11, 2019:

Convertible & Income	$0.3515625 per share
Convertible & Income II	$0.34375 per share

On March 1, 2019 the following monthly dividends were declared to common shareholders, payable April 1, 2019 to common shareholders of record on March 11, 2019:

Convertible & Income 2024 Target Term	$0.046 per common share
Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

On April 1, 2019 the following monthly dividends were declared to common shareholders, payable May 1, 2019 to common shareholders of record on April 11, 2019:

Convertible & Income 2024 Target Term	$0.046 per common share
Convertible & Income	$0.0525 per common share
Convertible & Income II	$0.045 per common share

There were no other subsequent events identified that require recognition or disclosure.

February 28, 2019	| Annual Report	71

Report of Independent Registered Public Accounting Firm

AllianzGI Convertible & Income 2024 Target Term Fund/ AllianzGI Convertible & Income Fund/ AllianzGI Convertible & Income Fund II

To the Board of Trustees and Shareholders of AllianzGI Convertible & Income 2024 Target Term Fund, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Convertible & Income 2024 Target Term Fund, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (hereafter collectively referred to as the “Funds”) as of February 28, 2019, for AllianzGI Convertible & Income 2024 Target Term Fund the related statements of operations and cash flows for the year ended February 28, 2019, and the statement of changes in net assets for the year ended February 28, 2019 and for the period June 30, 2017 (commencement of operations) through February 28, 2018, and for AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II the related statements of operations for the year ended February 28, 2019 and the statements of changes in net assets applicable to common shareholders for each of the two years in the period ended February 28, 2019, including the Funds’ related notes, and each of the Funds’ financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, for AllianzGI Convertible & Income 2024 Target Term Fund the results of its cash flows for the year ended February 28, 2019 and the changes in its net assets for the year ended February 28, 2019 and for the period June 30, 2017 (commencement of operations) through February 28, 2018, for AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II the changes in each of their net assets applicable to common shareholders for each of the two years in the period ended February 28, 2019, and each of the Funds’ financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

72	Annual Report	| February 28, 2019

Report of Independent Registered Public Accounting Firm

AllianzGI Convertible & Income 2024 Target Term Fund/ AllianzGI Convertible & Income Fund/ AllianzGI Convertible & Income Fund II (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

April 24, 2019

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

February 28, 2019	| Annual Report	73

Tax Information (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended February 28, 2019, are designated as “qualified dividend income” (or the maximum amount allowable):

Convertible & Income 2024 Target Term	0%
Convertible & Income	26.43%
Convertible & Income II	26.62%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended February 28, 2019, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Convertible & Income 2024 Target Term	0%
Convertible & Income	25.96%
Convertible & Income II	26.15%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2019. In January 2020, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2019. The amount that will be reported will be the amount to use on the shareholders’ 2019 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 28, 2019. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

74	Annual Report	| February 28, 2019

Annual Shareholder Meeting Result/Changes to Fund Officers and the Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/ AllianzGI Convertible & Income Fund/ AllianzGI Convertible & Income Fund II

The Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II held their meeting of shareholders on July 12, 2018. Shareholders voted as indicated below:

Convertible & Income 2024 Target Term:	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,660,986	79,842

Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,658,268	82,560

Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,664,644	76,184

Re-election of Davey S. Scoon— Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,663,374	77,454

Re-election of Erick R. Holt — Class II to serve until the annual meeting for the 2020-2021 fiscal year	16,663,402	77,426

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, A. Douglas Eu†, Bradford K. Gallagher, James A. Jacobson, James S. MacLeod and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,053,514	2,482,862

Re -election of F. Ford Drummond — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,251,934	2,284,442

Re -election of James S. MacLeod — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,272,195	2,264,181

Re-election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,251,089	2,285,287

Re-election of Erick R. Holt — Class I to serve until the annual meeting for the 2019-2020 fiscal year	77,321,579	2,214,797

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, Bradford K. Gallagher, Hans W. Kertess, James A. Jacobson*, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

*	Mr. Jacobson was elected by preferred shareholders voting as a separate class. All other trustees of the Convertible & Income were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

February 28, 2019	| Annual Report	75

Annual Shareholder Meeting Result/Changes to Fund Officers and the Board of Trustees/Proxy Voting Policies & Procedures (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/ AllianzGI Convertible & Income Fund/ AllianzGI Convertible & Income Fund II

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of F. Ford Drummond — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,620,839	2,493,508

Re-election of Hans W. Kertess — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,336,101	2,778,246

Re-election of James S. MacLeod — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,685,217	2,429,130

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,574,790	2,539,557

Re-election of Erick R. Holt — Class I to serve until the annual meeting for the 2019-2020 fiscal year	66,637,465	2,476,882

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Davey S. Scoon, Bradford K. Gallagher, James A. Jacobson*, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

*	Mr. Jacobson was elected by preferred shareholders voting as a separate class. All other trustees of the Convertible & Income II were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

Changes to Fund Officers and the Board of Trustees:

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting officer of the Funds.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting officer of the Funds.

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Funds.

Effective January 1, 2019, Sarah E. Cogan became a Trustee of the Funds.

Effective March 21, 2019, A. Douglas Eu resigned as a Trustee of the Funds.

Effective March 21, 2019, Thomas J. Fuccillo became a Trustee of the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/en-us/products-solutions/closed-end-funds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

76	Annual Report	| February 28, 2019

Privacy Policy (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our

February 28, 2019	| Annual Report	77

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular

78	Annual Report	| February 28, 2019

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA
∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA
∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy
∎	Twitter: https://twitter.com/privacy
∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

February 28, 2019	| Annual Report	79

Dividend Reinvestment Plan (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan

Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked

80	Annual Report	| February 28, 2019

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

February 28, 2019	| Annual Report	81

Board of Trustees (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

The chart below identifies the Trustees of the Funds as of April 1, 2019. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019.
Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees (1)
Alan Rappaport 1953 Chairman of the Board of Trustees	NCV & NCZ Since June 2010 CBH Since May 2017	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	92	None.
Sarah E. Cogan 1956	CBH, NCV & NCZ Since January 2019	Of Counsel, Simpson Thacher & Bartlett LLP (law firm) (“STB”); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013).	92	None.
Deborah A. DeCotis 1952	NCV & NCZ Since March 2011 CBH Since May 2017	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	92	None.

82	Annual Report	| February 28, 2019

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
F. Ford Drummond 1962	NCV & NCZ Since June 2015 CBH Since May 2017	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	64	Director, Bancfirst Corporation.
Bradford K. Gallagher 1944	NCV & NCZ Since September 2010 CBH Since May 2017	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	92	None.
James A. Jacobson 1945	NCV & NCZ Since December 2009 CBH Since May 2017	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	92	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).
Hans W. Kertess 1939	NCV & NCZ Since February 2004 CBH Since May 2017	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None.

February 28, 2019	| Annual Report	83

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James S. MacLeod 1947	NCV & NCZ Since June 2015 CBH Since May 2017	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	64	Non-Executive Chairman and Director, Sykes Enterprises, Inc.
William B. Ogden, IV 1945	NCV & NCZ Since September 2006 CBH Since May 2017	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None.
Davey S. Scoon 1946	NCV & NCZ Since June 2015 CBH Since May 2017	Adjunct Professor, University of Wisconsin-Madison (since 2011).	64	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997-2014).

84	Annual Report	| February 28, 2019

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees (1)
Thomas J. Fuccillo (2) 1968	CBH, NCV & NCZ Since March 2019	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; President and Chief Executive Officer of 64 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex.	64	None.
Erick R. Holt (2) 1952	CBH, NCV & NCZ Since December 2017	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (since 2006-April 2018) of Allianz Asset Management GmbH	64	None.

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)	Each of Messrs. Holt and Fuccillo is an “Interested Persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

February 28, 2019	| Annual Report	85

Fund Officers (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name, Address*, Year of Birth, Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	NCV & NCZ Since April 2016 CBH Since May 2017	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; President and Chief Executive Officer of 64 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex.
Scott Whisten Treasurer, Principal Financial and Accounting Officer 1971	CBH, NCV & NCZ Since April 2018	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).
Angela Borreggine Secretary and Chief Legal Officer 1964	NCV & NCZ Since April 2016 CBH Since May 2017	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 64 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).
Thomas L. Harter, CFA** Chief Compliance Officer 1975	NCV & NCZ Since June 2013 CBH Since May 2017	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc.
Richard J. Cochran Assistant Treasurer 1961	NCV & NCZ Since May 2008 CBH Since May 2017	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Assistant Treasurer 1974	NCV & NCZ Since June 2012 CBH Since May 2017	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).
Debra Rubano Assistant Secretary 1975	NCV & NCZ Since December 2015 CBH Since May 2017	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex.
Craig A. Ruckman Assistant Secretary 1977	CBH, NCV & NCZ Since December 2017	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in section 2(a)(19) of the 1940 Act) as a result of this or her position(s) set forth in the table above.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.
**	The correspondence address for Thomas L. Harter is 600 West Broadway, San Diego, CA 92101.

86	Annual Report	| February 28, 2019

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Fund Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income 2024 Target Term, AllianzGI Convertible & Income and AllianzGI Convertible & Income II, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. Effective for periods from and after March 31, 2019, this information will no longer be filed on Form N-Q and instead will be filed on Form N-PORT. Information on the Funds is available on the Funds’ website at us.allianzgi.com/products-solutions/closed-end-funds.

Information on the Funds is available at us.allianzgi.com/products-solutions/closed-end-funds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, visit us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AZ603AR_022819

753766

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report the code of ethics adopted in 2(a) above, was updated to change the Covered Officers identified in Exhibit A.

(c)	During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Board’s Audit Oversight Committee, qualify as an “audit committee financial expert,” and they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $77,062 in 2018 and $73,459 in 2019.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $11,086 in 2018 and $17,738 in 2019. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $17,534 in 2018 and $17,534 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Audit Oversight Committee Policy:

Pre-Approval of Services Provided by Independent Accountants

Allianz Funds, Allianz Funds Multi-Strategy Trust, Premier Multi-Series VIT,

AllianzGI Institutional Multi-Series Trust, The Korea Fund, Inc., and

Allianz Global Investors Sponsored Closed-End Funds1

I.	Introduction

The Funds are required to prepare and file audited financial statements.2 Audited financial statements must be examined by an “independent” accountant.3 Rule 2-01(b) of Regulation S-X provides that the U.S. Securities and Exchange Commission (“SEC”) will “not recognize an accountant as independent, with respect to an audit client, if the accountant is not capable of exercising objective and impartial judgment on all issues encompassed within the accountant’s engagement.” Rule 2-01(c) elaborates on this general standard by providing specific circumstances in which an accountant will not be considered independent. Recently adopted rules and amendments to existing rules operate by providing that an accountant will not be considered independent with respect to a client if the accountant and the client (including certain of the client’s affiliates) do not comply with the restrictions on prohibited services and the rules requiring audit committee pre-approval of services. Therefore, the Audit Oversight Committee (“Committee”) of each of the Funds has adopted the following policies and procedures in order to ensure that the Funds comply with the above requirements.

Each Fund’s Committee is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, a Fund’s Committee must pre-approve any engagement of the Fund’s independent accountant to render audit and/or permissible non-audit services to the Fund as well as to the Fund’s investment adviser4 or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to the operations and financial reporting of the Fund.5

[1]

The listed entities which are open-end investment companies are known as the “Trusts” and the listed entities which are closed- end investment companies are known as the “Closed-End Funds.” The Trusts’ series and the Closed-End Funds are referred to as “Funds.”

[2]	See, e.g., Rule 3-18 of Regulation S-X.
[3]	See, e.g., Rule 1-02(d) of Regulation S-X.
[4]

For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Fund’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

[5]	Rule 2-01(c)(7) of Regulation S-X

In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountants’ independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time they pre-approve a service; they may rely on previous evaluations to the extent they consider appropriate.

A Fund and its Applicable Service Providers are prohibited from engaging the Fund’s independent accountants to provide services except in accordance with these Procedures. Similarly, a Fund’s independent accountants are prohibited from providing services to a Fund, its Applicable Service Providers or other entities comprising the “client” for purposes of the engagement (see Section III below) except in accordance with these Procedures.

II.	Policy for Pre-Approval of Audit and Non-Audit Services to be Provided to the Funds

On an annual basis, a Fund’s Committee will review and, if the Committee so determines, pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund’s independent accountants for the Fund and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Fund). The Committee may also pre- approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Fund and its Applicable Service Providers.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, to the extent required, in filings with the SEC.

A.	Audit Services

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee in connection with the audit of the Fund are:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

•	Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre- approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

B.	Audit-Related Services

The following categories of audit-related services are generally considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Accounting consultations

•	Fund merger support services

•	Agreed upon procedure reports (inclusive of annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

•	Other attestation reports

•	Comfort letters

•	Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre- approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

C.	Tax Services

The following categories of tax services are generally considered to be consistent with the role of a Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Federal, state and local income tax compliance and sales and use tax compliance, including required filings and amendments

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

D.	Other Services

Services that are proposed to be provided to a Fund which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre- approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

III.	Prohibited Services

A Fund’s independent accountants will not render to the Funds or any “audit client”6 those services set forth in Rule 2-01(c)(4) of Regulation S-X. Those services consist of:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client*

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions or human resources

•	Broker or dealer, investment adviser or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

*

Such services are not prohibited under Rule 2-01(c)(4) of Regulation S-X if it is reasonable to conclude that the results of these services will not be subject to audit procedures during the audit of the audit client’s financial statements.

[6]	For purposes of Rule 2-01, the “audit client” includes, with respect to Funds, all of the following entities:

(i)	the Fund [whose financial statements are] being audited, reviewed or attested;

(ii)

the Fund’s investment adviser (not including sub-advisers whose role is primarily portfolio management and who are subcontracted with or overseen by another investment adviser, although affiliated sub-advisers will be included through the operation of clause (iii) below) or sponsor (defined as an entity that establishes a unit investment trust);

(iii)

any entity controlling, controlled by or under common control with the Fund’s adviser or sponsor if the entity (A) is an investment adviser or sponsor, or (B) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser, or sponsor; and

(iv)

any fund or entity excluded from the definition of investment company by Section 3(c) of the Investment Company Act of 1940 that has an investment adviser or sponsor referred to in clauses (ii) or (iii) above.

In addition, a Fund’s independent accountant may not provide any personal tax services to individuals who serve in a Financial Reporting Oversight Role with respect to the Funds.7 This restriction does not apply to a Director/Trustee of the Funds if he or she is in a Financial Reporting Oversight Role only because he or she serves as a Director/Trustee of the Funds.

IV.	Pre-Approval of Non-Audit Services Provided to Other Entities within the Fund Complex

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of a Fund unless the Fund’s Committee approves any permitted non-audit services to be provided to a Fund’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee does not exceed the limit assigned, per service, within Appendix A. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

V.	De Minimis Exception to Requirement of Pre-Approval of Non-Audit Services

Rule 2-01(c)(7)(i)(c) of Regulation S-X provides a limited exception (sometimes referred to as the “de minimis” exception) to the pre- approval requirements. This exception is designed to prevent the disqualification of the Fund’s independent accountant due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

•

The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this Section V, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

[7]

Financial Reporting Oversight Role means a role in which a person is in a position to or does exercise influence over the contents of the financial statements or anyone who prepares them, such as when the person is a member of the board of directors or similar management or governing body, chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer, or any equivalent position.

•	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required preapproval; and

•

Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

VI.	Oversight and Monitoring

A Fund’s CCO will be responsible for determining that a Fund’s Applicable Service Providers and independent accountants have adopted and implemented policies and procedures reasonably designed to prevent violations of these Procedures. If the CCO determines that the Applicable Service Providers’ or the independent accountant’s policies and procedures do not meet such standard, the CCO shall notify the Applicable Service Provider or the independent accountant of the deficiency and request that the Applicable Service Provider or the independent accountant indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO’s satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Fund’s Board of Directors/Trustees of the deficiency and shall discuss with the Board possible responses.

VII.	Recordkeeping

The Fund shall maintain a written record of all decisions made pursuant to these procedures, together with appropriate supporting material.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section V of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section VII shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

Estimated Fee Limits for Pre-Approval of Services

	Audit Services	Audit Related Services	Tax Services	Other Services	Other Entities
Allianz Funds	$500,000	$500,000	$500,000	$500,000	$500,000
The Korea Fund, Inc.	$150,000	$150,000	$150,000	$150,000	$150,000
Allianz Global Investors Sponsored Closed End Funds	$500,000	$500,000	$500,000	$500,000	$500,000
Allianz Funds Multi-Strategy Trust	$500,000	$500,000	$500,000	$500,000	$500,000
Premier Multi-Series VIT	$500,000	$500,000	$500,000	$500,000	$500,000
AllianzGI Institutional Multi-Series Trust	$500,000	$500,000	$500,000	$500,000	$500,000

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2018 Reporting Period was $3,768,240 and for the 2019 Reporting Period was $1,957,913.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Sarah E. Cogan, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher, F. Ford Drummond, James S. MacLeod, Davey S. Scoon and Deborah A. DeCotis.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix B hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.

The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES (a)(1)

As of April 30, 2019, the following individuals have primary responsibility for the day-to-day implementation of the AllianzGI Convertible & Income Fund (“NCV”) :

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager, Chief Investment Officer, US Income & Growth Strategies

Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has 27 years of investment-industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa.

Justin M. Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. Mr. Kass has 21 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of February 28, 2019 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts			Other Pooled
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)
Douglas G. Forsyth, CFA	6	6,989	8	682	*	23	41,051	**
Justin M. Kass, CFA	5	5,914	3	300	*	17	36,299	**

*	Of the Other Accounts, two accounts totaling $111.8 million in assets pay an advisory fee that is based on the performance of the accounts.
**	Of the Other Pooled Investment Vehicles, four accounts totaling $1,094 million pays an advisory fee that is based in part on the performance of the account.

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased.

Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or

(ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

Compensation Structure for AllianzGI US

As of February 28, 2019 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth and Structured Products is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Plan Award (“LTIPA”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIPA/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2019.

AllianzGI Convertible & Income Fund

PM Ownership
Douglas G. Forsyth	None
Justin M. Kass	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)

The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant does not maintain a securities lending program and does not receive income, fees or other compensation that would be reportable under this Item. However, the registrant maintains a liquidity facility with State Street Bank and Trust Company (“State Street”) that permits draw-downs to be funded through securities lending and reverse repurchase transactions administered by State Street. The registrant believes that this arrangement permits State Street to provide financing on more favorable economic terms than would otherwise apply.

ITEM 13. EXHIBITS

(a) (1)	Exhibit 99.CODE ETH—Code of Ethics

(a) (2)	Exhibit 99_ Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3)	Not applicable.

(b)	Exhibit 99.906 Cert.—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: April 30, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: April 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: April 30, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: April 30, 2019